                                                                    EXHIBIT 10.6

                        1997 Edition - Electronic Format

                                       AIA DOCUMENT A111 - 1997

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the Nineteenth day of September in the year Two Thousand Three
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)
                                        PEONY ACQUISITIONS, LLC
                                        a Delaware limited liability company
                                        2036 Washington Street
                                        Hanover, MA 02339

and the Contractor:
(Name, address and other information)
                                        LEDCOR PETTY CONSTRUCTION, L.P.
                                        9466 Black Mountain Road, Suite 200
                                        San Diego, CA 92126

The Project is:
(Name and location)
                                        NEUROCRINE BIOSCIENCES
                                        12770, 12780 and 12790 El Camino Real
                                        San Diego, CA 92130

The Architect is:
(Name, address and other information)
                                        DOWLER-GRUMAN ARCHITECTS
                                        445 West Ash Street
                                        San Diego, CA 92101

The Owner and Contractor agree as follows.

ARTICLE 1 THE CONTRACT DOCUMENTS

    The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern. These documents shall be individually listed at the time the Guaranteed Maximum Price (GMP) is established and incorporated by Change Order.

ARTICLE 2 THE WORK OF THIS CONTRACT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others

    2.1 The "Work" consists of construction of Phase I: Two buildings totaling 200,000 SF on 13.4 acres with all related sitework. Building 1 totals 4-stories consisting of 3-stories of administration, executive offices, cafeteria and an auditorium over a 1-story parking garage. Building 2 totals 5-stories consisting of 3-stories of biotech research and development laboratories over a 2-story parking garage.

    2.2 The Contractor shall provide critical path scheduling, preliminary budgets value engineering, and review of construction issues throughout the pre-construction phase as part of its basic services. This cost of this service shall be included in the Contractor's General Conditions - Reference Attachment A and is part of the GMP.

    2.3 HVAC/PLUMBING: Weather Engineering has been selected on a negotiated basis to provide HVAC/Plumbing systems work and related design for the Project. They shall provide a guaranteed maximum subcontract for their portion of the Work and related design to the Contractor.

    2.3.1 After a subcontract with Weather Engineering is executed, which outlines the terms, conditions and scope of their work, a Change Order between the Owner and Contractor will be executed that mirrors the terms, conditions, cost and scope of work included in the subcontract.

    2.3.2 Prior to the execution of a Subcontract between Weather Engineering and the Contractor, the Owner shall have the opportunity to participate in the negotiations of that Subcontract. The Subcontract shall not be executed by Contractor without the express written consent of the Owner and Owner's knowledge and consent of the terms and conditions contained therein. Owner acknowledges that it has been involved with Subcontractor and its engineers during the design process and has assisted in the development and review of the design criteria.

    2.3.3. If terms and conditions of the Subcontract between Weather Engineering and the Contractor contradict those of the Contract between the Owner and Contractor the terms and conditions of the Subcontract shall prevail in interpreting the Owner and Contractor Agreement in all matters related to the Subcontract Work, the Subcontract, and Subcontractors performance thereunder.

    2.4 ELECTRICAL: Neal Electric will be pre-selected on a negotiated basis to provide the electrical system work and related design for the Project. They shall provide a guaranteed maximum subcontract for their portion of the Work and related design to the Contractor.

    2.4.1 After a subcontract with Neal Electric is executed, which outlines the terms, conditions and scope of their work, a Change Order between the Owner and Contractor will be executed that mirrors the terms, conditions, cost and scope of work included in the subcontract.

    2.4.2 Prior to the execution of a Subcontract between Neal Electric and the Contractor, the Owner shall have the opportunity to participate in the negotiations of that Subcontract. The Subcontract shall not be executed by Contractor without the express written consent of the Owner and Owner's knowledge and consent of the

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    terms and conditions contained therein. Owner acknowledges that it has been involved with Subcontractor and its engineers during the design process and has assisted in the development and review of the design.

    2.4.3 If terms and conditions of the Subcontract between Neal Electric and the Contractor contradict those of the Contract between the Owner and Contractor the terms and conditions of the Subcontract shall prevail in interpreting the Owner and Contractor Agreement in all matters related to the Subcontract Work, the Subcontract, and Subcontractors performance thereunder.

    2.5 The Contractor shall provide to the Owner three (3) copies of a complete project closeout manual which shall describe all critical components of the Project, as well as as-built documents of all systems and underground utilities, air balance reports, installation documents, warranties, and operations and maintenance manuals.

ARTICLE 3 RELATIONSHIP OF THE PARTIES

    The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

    3.1 The Owner acknowledges that the services to be provided by the Contractor under this Agreement, with the exception of Mechanical and Electrical Work, shall not constitute the Contractor as an Architect or Engineer nor impose on the Contractor any obligation to assume or perform the professional responsibilities, duties, services and activities for which the Owner has contracted with the Architect or others: nor shall the Owner impose on the Contractor any liability with respect thereto, except as expressly provided herein.

    3.2 The Contractor shall not be responsible or liable in connection with the design of the Work, with the exception of Mechanical and Electrical Work, nor for the failure. errors or omissions of the Architect, or others hired by the Architect or Owner. The Contractor, in performing its duties, shall exercise a standard of care that is customary and appropriate for an experienced general contractor that has contracted for the construction of a project that is similar to the Project ("Appropriate Care"). The Contractor shall review, and use Appropriate Care in reviewing, the Drawings and Specifications, and shall provide written notice to the Owner if the Contractor becomes aware of any failure, errors or omissions, but does not relieve the Architect or others from any responsibilities for services contained in their agreements between themselves and the Owner. The Contractor shall not incur any liability for nonperformance of such services by others hired by or directed by Owner.

    3.3 The Contractor shall perform the Work hereunder as an independent contractor, retaining complete control over its personnel and operations conforming to all statutory requirements with respect to its employees, and providing all appropriate employee benefits. Neither the Contractor nor its employees shall be, in any sense, the Owner's employees or agents, or have any authority to bind the Owner in any way. During the progress of the Work the Contractor shall consult frequently with the

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    Owner's designated representative in order to coordinate the specific Work being done with the Owner's overall requirements.

    3.4 The Contractor agrees that the Owner may assign all of its rights and obligations under this Agreement to any successor owner or occupant of the property where the Project is located, and upon such assignment and the assumption by such assignee of Owner's obligations hereunder. the Owner hereunder shall be released from all of its obligations hereunder.

    3.5 The Contractor understands and agrees that the Owner has appointed Neuorcine Biosciences, Inc. (the "Construction Manager") as its Construction Manager in connection with the Project. Construction Manager shall have full authority to act for the Owner in connection with the Project, and the Contractor shall be entitled to rely on all notices, communications, information and documentation provided by the Construction Manager as and to the extent the Contractor could so rely if such notices, communications, information or documentation were provided by the Owner.

ARTICLE 4 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

    4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
    (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

    4.1.1 The date of commencement shall be June 6. 2003.

    4.1.2. The Construction Schedule shall be in a detailed precedence-style critical path method (CPM) satisfactory to the Owner on paper and in electronic format and shall also (1) provide a graphic representation of all major activities and events, including links between activities, that will occur during performance of the Work: (2) identify each phase of construction and occupancy; and (3) set forth dates that are critical in ensuring the timely and orderly completion of the Work in accordance with the requirements of the Contract Documents (hereinafter referred to as "Milestone Dates"). Upon review and acceptance by the Owner of the Milestone Dates, the Construction Schedule shall be part of the Contract Documents. If not accepted, the Contractor promptly shall review the Construction Schedule in accordance with the reasonable recommendations of the Owner and resubmitted for acceptance. The Contractor shall monitor the progress of the work for conformance with the requirements of the Construction Schedule and shall promptly advise the Owner of any delays or potential delays. The accepted Construction Schedule shall be updated to reflect actual conditions as set forth in Subparagraph 3.10.1 of the General Condition or if requested by the Owner. In the event any such progress report indicates any delays, the Contractor shall propose an affirmative plan to correct the delay, including overtime and/or additional labor, if necessary. In no event shall any progress report constitute an adjustment in the Contract Time, any Milestone Date, or the Contract Sum, unless any such adjustment is agreed to in writing by the Owner and authorize pursuant to Change Order.

    4.1.3 The Work to be performed under this Agreement shall be performed in increments as described in Paragraph 5.2 of this Agreement. The Work on each increment shall not be commenced until permits required by the City of San Diego

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    (the "City") for the increments have been obtained. Within five (5) days after the Contractor's receipt of the Owner's written authorization and the required permit(s). the Contractor shall commence the Work authorized by the Owner.

    If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

    4.2 The Contract Time shall be measured from the date of commencement.

    4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than days from the date of commencement, or as follows:
    (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

    4.3.1 The dates of Substantial Completion shall be determined in accordance with a Construction Schedule mutually agreed to by the Owner and Contractor and stipulated by Change Order when the GMP is established. Owner and Contractor agree that the Substantial Completion dates shall be no later than the following:

        Building 1: June 1, 2004
        Building 2: August 28, 2004

    The foregoing dates are subject to adjustment if the following criteria are not met:

        Building 1: Plans must be substantially complete and owner must release contractor to order all long lead items no later than October 10, 2003 Tenant Improvement Permit must be obtained no later than November 10, 2003.

        Building 2: Plans must be substantially complete and owner must release contractor to order all long lead items no later than November 10, 2003.
                    Tenant Improvement Permit must be obtained no later than December 10, 2003.

4.3.2 Included in the construction time and Guaranteed Maximum Price are zero
(0) work days which are anticipated to be lost due to inclement weather. The Contractor will advise the Owner monthly as to the status of the delays claimed to be lost due to inclement weather. If the accumulated number of lost days exceeds the allotment of zero (0) days, the Contractor shall have the right to submit a claim for additional time or additional direct out-of-pocket General Conditions costs, or both, in accordance with the applicable provisions of the General Conditions Paragraph 4.3.

4.4 The Owner and the Contractor acknowledge and agree that the Owner will suffer substantial damages as a result of delays in completion of construction. In the event of a delay in the completion of construction, the Owner and the Contractor agree that it would be impractical and extremely difficult to estimate the economic and other damages that Owner may suffer. Therefore, the Owner and the contractor agree that a reasonable estimate of the damages the owner may suffer solely as a result of such delay is and shall be an amount equal to the liquidated damages amount, and the Contractor shall be liable to the Owner for the liquidated damages amount as set forth above.

4.5 Liquidated Damages: If the Work is not substantially completed within thirty
(30)days after the dates specified in Paragraph 4.3 hereunder for Buildings 1 and 2, respectively. subject to excusable delays as provided for in this contract, the Owner shall be entitled to receive as liquidated damages for such default the sum of $6,000.00 for each day beyond the contract time that the Work is not substantially completed for Building 1 and the sum of $4,000.00 for each day beyond the contract time that the Work is not substantially completed for Building 2. Contractor and Owner agree that it would be extremely

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

impractical and difficult to estimate the amount of damages that Owner might suffer in the event of the Contractor's default under Paragraph 4.3. The parties hereby agree that the foregoing sums represent fair and reasonable estimates of said damages.

4.5.1 Contractor may pay liquidated damages from contingency funds or any cost savings. Contractor shall use its best efforts to recover liquidated damages from its subcontractors.

4.5.2 In no case shall the total Liquidated Damages Amount payable by Contractor exceed fifty percent (50%) of the Contractor's Fee.

    , subject to adjustments of this Contract Time as provided in the Contract Documents.
    (Insert provisions, if any, for liquidated damages relating to failure lo complete on time, or for bonus payments for early completion of the Work.)

ARTICLE 5 BASIS FOR PAYMENT

    5.1   CONTRACT SUM

    5.1.1 The Owner shall pay the Contractor for the Contractor's performance of the work and all other obligations of Contractor hereunder with respect to the Work, as Owner's maximum cost, the least of the following amounts:

    (a) The Cost of the Work as defined in Article 7, including Contractor's General Conditions Cost. (Reference Attachment A) plus the Contractor's Fee.

    (b) The sum set forth in those Change Orders to be executed by the Owner and Contractor from time to time during the course of the Work, which establish the Guaranteed Maximum Price (GMP). and all other obligations of Contractor hereunder with respect to the Work.

    5.1.1.1 For changes in the Work the Contractor's Fee shall be three percent (3%) times the sum of the cost of the work related to each change, including cost of any applicable General Conditions and insurance.

    5.1.2 The Contractor's Fee is:
    (State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)

    The Contractor's Fee shall be three percent (3%) times the cost of the Work. excluding the cost of liability insurance, subject to adjustment for changes in the Work.

    5.2 GUARANTEED MAXIMUM PRICE

    5.2.1
    (Insert specific provisions if the Contractor is to participate in any savings.)

5.2.1.1 At the time this Agreement is entered into, a Guaranteed Maximum Price
(GMP) has not been finalized because final drawings and specifications have not been

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

completed. The parties intend to establish one GMP which shall constitute a maximum price for that portion of the Work consisting of the Shell/Site Improvements ("Shell/Site GMP") and a second GMP which shall constitute a maximum price for that portion of the Work consisting of the Tenant Improvements ("TI GMP"). Each GMP shall include the applicable portion of the Contractor's Fee and General Conditions. It is further anticipated that the Owner may authorize the Contractor to proceed incrementally with the Work based on the Contractor's receipt of documents from the Architect, pricing, and trade bids acceptable to the Owner. In such case, a Change Order shall be executed consistent with the cost and scope of the incremental work.

5.2.1.2 After both parties have signed this Agreement, Owner shall cause drawings and specifications ("Plans") for the Project to be prepared by the Architect containing sufficient detail to allow the Project to be bid by Contractor.

5.2.1.3 Within 30 days after receipt of the Plans, Contractor shall obtain bids from subcontractors and provide Owner with a proposed construction schedule and a preliminary cost breakdown of the proposed GMP, with reasonably detailed line items, including the Construction Contingency, Contractor's Fee and Contractor's General Conditions. The cost breakdown will be divided into line items for information only; any guarantee applies only to the total amount of the GMP and Contractor's General Conditions, not to individual line items, subtrade or other specific element of the work or cost breakdown.

5.2.1.4 Within 15 days after receipt of the proposed GMP and construction schedule, Owner shall either approve or disapprove of same, in which later case Owner and Contractor shall meet and confer within 3 days after the contractor' receipt of the notice of disapproval, Owner may require Contractor to re-bid selected major subcontracts (i.e., subcontracts for which the total estimate exceeds $50,000) with designated subcontractors reasonably acceptable to Contractor, in which event Contractor shall provide Owner with a revised GMP and construction schedule within 15 days after Owner's request.

5.2.1.5 If the GMP has not been agreed upon within 90 days after the Contractor has submitted the proposed GMP to the Owner, and work has commenced at the project site, the project shall continue on a Cost of the Work Plus a Fee basis.

5.2.1.5.1 At any time, with mutual consent of the Owner and Contractor, the Contract may be converted, in part or in full, to a Fixed Lump Sum.

5.2.1.6 Upon mutual approval of the GMP, Owner and Contractor shall sign a change order to this Agreement establishing the GMP, attaching the line item cost breakdown (for information), and identifying the Plans and other Contract Documents as referenced in Article 15.

5.2.1.7 The GMP will contain a "construction contingency" equal to two percent (2%) of the estimated cost of the Work, supported by Subcontractor bids to the extent possible, but not including any subsequent change orders. It is understood and agreed to by the Contractor and the Owner that the "construction contingency" has been included for sole use by Contractor to pay any costs (as described in Article 7 "Costs to be Reimbursed") incurred to complete the scope of work as defined by the contract documents which were used to establish the GMP and not subsequent documents. Such "construction contingency" will be deemed the fixed amount available for the

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

Contractor's use to cover costs intended to be included in the Work, but not reasonably foreseeable by the Contractor at the time of bidding, including, without limitations, Change Orders issued due to refinements of details of design within the scope and standards of quality and quantities shown in Final Drawings and Specifications for the Work (as opposed to changes in the scope of the Work), Contractor shall not seek any increase in the GMP (a) on account of any labor dispute within Contractor's control involving Contractor or Subcontractors arising during the period the Work is to be performed, (b) by reason of the breach, fault, neglect, bankruptcy, insolvency, or any failure of performance not excused hereunder, by Contractor or any Subcontractor, (c) for costs which are intended to be included in the "construction contingency" or (d) as a result of the existence of any job site condition which should reasonably have been discovered or foreseen by Contractor through the exercise of reasonable diligence.

5.2.1.7.1 The Construction Contingency will be used to pay for added General Conditions costs due to "normal" weather delays. However, any other costs due to weather delays will require a change order. For purposes of the foregoing, "normal" shall be defined as the average number of rainy days (rain exceeding 1/4" per day) during the last 50 years in the City of San Diego during the period of time directly correlating to the delay period. By way of example, if the project is delayed by rain for ten days during the month of May and the average number of rainy days correlating to the period of delay is seven, the Contractor shall be entitled to General Conditions compensation for three of the ten days of delay.

5.2.1.8 The "Construction Contingency" shall not be used for changes and/or additions to the scope of work, as outlined in the contract documents that were used to establish the GMP, or to pay for costs of items specifically excluded from the GMP. These items will be covered by separate change order and will have no effect on the contingency.

5.2.1.9 If any subsequent document, which was not included in the Contract Documents used to establish the GMP, is issued and contains clarifications or evolutionary information which creates a cost impact in excess of $2,000 per occurrence shall be deemed to be a change in scope of work, and shall not be covered or paid for by contingency funds, in whole or in part. The construction contingency is not to be used to cover costs related to "evolution" of the contract documents that were used to establish the GMP.

5.2.1.10 Construction contingency funds shall not be used to pay for costs related to changes or clarifications of the work due to the architect's or other's errors or omissions or changes and additions required by building departments, fire departments or other governing agencies. Such costs will be covered by separate change order.

5.2.1.11 The Guaranteed Maximum Price shall be calculated as the sum of the following items:

(a) the General Conditions Amount (as adjusted in accordance with this agreement);

(b) the sum of the fixed lump sum prices for all subcontracts approved by the Owner;

(c) estimated amounts and/or allowance amounts for cost of work included in the Contract Documents but not included in Subcontracts;

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

(d) the Contractor's Contingency of 2% of the amounts specified in (a) and (b) and (c);

(e) Contractor's Liability Insurance in the amount of 1% of the amounts specified in (a) and (b) and (c) and (d);

(f) Contractor's fee for the amounts specified in (a) and (b) and (c) and (d).

The GMP shall be subject to adjustment as set forth herein.

    5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
    (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    5.2.3 Unit prices, if any, are as follows:

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    5.2.4 Allowances, if any, are as follows:
    (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

    Any additional allowances will be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    5.2.4.1 Any allowances included in this Contract shall include the estimated cost of material, equipment, labor and any other costs required to complete the work for which the allowance was established. When the actual cost of any allowance item is determined the contract amount will be adjusted by Change Order for the difference in actual cost versus the allowance amount.

    5.2.4.2 The GMP shall include an allowance of .25% (.0025) times the total cost of the work for anticipated cost of warranty work, to the extent cost of same is not included in subcontracts, to be performed after final completion and before the end of the one year warranty period. This subsection 5.2.4.2 shall not limit Contractor's liability for warranty claims.

    5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows: To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor may provide in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order. Cost of such further development will be included in the GMP only if clearly and specifically identified and priced by Contractor in the Change Order that establishes the GMP.

    5.2.7 During the course of preparation of the Final Drawings and Specifications, the Owner will cause the Architect to prepare and deliver to the Contractor additional and

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    revised drawings and specifications ("Supplemental Documents") which shall supplement, particularize, refine and detail the Schematic Information as necessary to furnish the Contractor with a set of Final Drawings and Specifications for the Work. The Contractor shall assist the Owner and the Architect in the development of Final Drawings and Specifications by reviewing such Supplemental Documents and providing estimates regarding the impact of such Supplemental Documents on the time of construction, the cost of construction and functional performance. The Contractor shall promptly advise the Owner and Architect if. in the opinion of. the Contractor, such Supplemental Documents, modify the scope of the Work as shown on the Schematic Design and the Schematic Estimate, including reasonable detail to permit the Owner to evaluate such opinion. The Owner. Contractor and Architect shall meet at least weekly during the course of preparing the Final Drawings and Specifications. The Contractor shall report on its review of Supplemental Documents at such meetings, and specific recommendations shall be documented as part of the meeting minutes. As Supplemental Documents are reviewed and approved, the scope of the Work shall be modified and supplemented to include such Supplemental Documents. The parties intend that this process will provide timely information to the Owner to permit the Owner to direct the course of design development in order to ensure that the scope of the Work set forth in the Schematic Design is not changed to either affect GMP or to delay Substantial Completion of the Work without the express consent of the Owner.

    5.2.8 Within three (3) weeks after the Final Drawings and Specifications have been approved and the building permit for the Work has been obtained, the Owner and Contractor shall determine the GMP and document such GMP in a written supplement to this Agreement.

    5.2.9 No work shall be commenced by the Contractor or its Subcontractors without the Owner's written authorization.

ARTICLE 6 CHANGES IN THE WORK

    6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of AIA Document A201-1997.

    6.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5,7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of this Agreement, unless the Owner has furnished the Contractor with prior written approval of the Form and substance of the subcontract, in which case such adjustments shall be calculated in accordance with the terms and conditions of that subcontract.

    6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    6.4 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7 COSTS TO BE REIMBURSED

    7.1 COST OF THE WORK

    The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

    Wherever this Agreement or a related document approved of in writing by the Owner states that the Contractor shall perform any work or incur any expense, it shall be understood to mean, in the absence of specific language to the contrary in this Agreement, that the costs incurred by the Contractor in the proper performance thereof shall be included in the Cost of the Work payable by the Owner.

    7.1.1 Costs due to delays beyond the Contractor's control, as defined in
    Article 8, shall be treated as increases in the Cost of the Work and the GMP shall be increased accordingly.

    7.1.2 All costs and fees associated with altering of public utilities, protection and repairs of adjoining property, and rental property for storage of materials to be incorporated in the Work.

    7.2 LABOR COSTS

    7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

    7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel engaged in direct support of the project stationed at the site or off-site.
    (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

    7.2.2.1 The following fixed composite rates will apply as the agreed upon cost to be reimbursed for all laborers and carpenters provided by Contractor.

                Hourly rate for laborers shall be $26.00 per hour. Hourly rate for carpenters shall be $38.00 per hour.

    Overtime rates (time-and-a-half) shall apply to hours worked in excess of eight hours per day or forty hours per week and shall be:

                Over-time cost for laborers shall be $36.00 per hour. Over-time cost for carpenters shall be $53.00 per hour.

    Double-time rates shall be applied to hours worked in excess of twelve hours per day or over eight hours on the seventh day of the week or on legal holidays and shall be:

                Double-time cost for laborers shall be $46.00 per hour. Double-time cost for carpenters shall be $68.00 per hour.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    The foregoing rates include all labor burden costs (fringe benefits, payroll taxes, vacation pay, unemployment tax, fica, workers's compensation insurance, etc.) as described in Paragraph 7.2.4.

    The foregoing rates apply only to laborers and carpenters provided by Contractor and not to any type of workers provided by subcontractors or others.

    7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

    7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through
    7.2.3. The aggregate of these costs shall be calculated and applied at the rate of forty-one percent (41%) times the cost of salaries or wages.

    7.2.5 GENERAL CONDITIONS - FIXED AMOUNT

    Contractors cost of General Conditions shall be included in the Guaranteed Maximum Price in the fixed amount indicated in Attachment A General Conditions. General Conditions items included in this fixed amount shall include only those items specifically noted, and only to the extent noted, in Attachment A General Conditions. Cost of the items shall be included in the Guaranteed Maximum Price amount as a single fixed lump sum amount. The General Condition cost outlined in Attachment A are based on a 52 week schedule. If the actual project duration is greater or less than 52 weeks the General Conditions and the Guaranteed Maximum Price (GMP) shall be adjusted up or down proportionately.

    7.3 SUBCONTRACT COSTS

    7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

    7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

    7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

    7.4.2 Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

    7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

    7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

    7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. The Contractor shall provide temporary utilities for construction purposes, and the cost of such utilities shall be included in the Cost of the Work. At such time that permanent utilities to the building are activated, the Owner shall assume responsibility and pay all costs related to the utility consumption, connection and usage.

    7.5.3 Costs of removal and disposal of debris from the site.

    7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office including costs of reproduction of drawings, specifications, and other documents necessary for and directly attributable to the execution of the Work, and utility consumption costs, including, but not limited to water, steam, gas, oil, electricity, winterizing, and temporary toilets, which are (i) properly and actually devoted to the work and (ii) reasonably verifiable by the Owner.

    7.5.5 That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

    7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

    7.6 MISCELLANEOUS COSTS

    7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract:

    7.6.1.1. Cost of Contractor's Liability Insurance shall be calculated and cost applied at the rate of 1% (.01) times the cost of the work other than insurance. This cost is not a part of the Contractor's Fee or General Conditions, but will be included in the Guaranteed Maximum Price (GMP) when established.

    7.6.1.2 Owner and Contractor agree that cost of insurance outlined in
    7.6.1.1. is sufficient only through August 31, 2003. At that time Contractor's current insurance policy requires renewal. Owner and Contractor understand that there will probably be a significant increase in the cost of Contractor's insurance. Upon Contractor's substantiation of the cost increase, Owner agrees to issue a change order to the contract for the increased amount.

    7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

    7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

    7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

    7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents unless Contractor knew there was an infringement and fails to notify the Owner in a timely manner; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

    7.6.6 Data processing costs related to the Work.

    7.6.7 Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

    7.6.8 Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

    7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

    7.7 OTHER COSTS AND EMERGENCIES

    7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

    7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

    7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers provided that any absence of collectible insurance is not due to the Contractor's breach of a contract for insurance.

    7.7.4 It is expressly agreed and understood that whenever work is performed or provided by the Contractor pursuant to this Agreement or by reason of any Court Order or by reason of any governmental agency or authority exercising jurisdiction over the Work which requires that the Contractor make any payment, or incur any expense or perform any service then such payment, expense and the performance of such service shall be included in the Cost of the Work to be reimbursed by the Owner to the Contractor save and except and to such extent as may be a result of a breach of this Agreement by the Contractor and save and except and to such extent as may be a result of the gross negligence or willful misconduct of the Contractor and save

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    and except and to such extent as may be expressed in specific and express language to the contrary.

ARTICLE 8 COSTS NOT TO BE REIMBURSED

    8.1 The Cost of the Work shall not include:

    8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except personnel which are included in Contractor's General Conditions.

    8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

    8.1.3 Overhead and general expenses, except as may be expressly included in
    Article 7.

    8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

    8.1.5 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

    8.1.6 Any cost not specifically and expressly described in Article 7.

    8.1.7 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

    8.1.8 Costs which could be included in General Conditions for the Project in excess of the Fixed General Conditions Amount.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS

    9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (i) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured. The Contractor shall not obtain for its own benefit any discounts, rebates, or refunds in connection with the Work prior to providing the Owner with seven (7) days' prior written notice of the potential discount, rebate or refund and an opportunity to furnish funds necessary to obtain such discount, rebate, or refund on behalf of the Owner in accordance with the requirements of this Paragraph 9.1.

    9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner or Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection. Except as otherwise approved by the Owner, each subcontract shall be awarded after the Contractor obtains at least three (3) bids. The Owner reserves the right to independently bid any Work which the Contractor intends to "self perform" with the exception of work included in Contractor's Fixed General Conditions, general clean-up and safety provisions. If contractor intends or desires to "self perform" other elements of the work exceeding $50,000.00 in value, Contractor shall be required to obtain Owner's prior written consent. Any work performed by the Contractors affiliate shall be deemed self performed.

    10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Owner or Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

    10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

    10.4 To secure the performance of the Work under this Agreement, Contractor, hereby grants a security interest in each of the Subcontracts in favor of Owner. Contractor hereby authorizes Owner to file one or more financing or continuation statements, and amendments thereto, relative to all of the Subcontracts without the signature of Contractor where permitted by law.

ARTICLE 11 ACCOUNTING RECORDS

    The Contractor shall keep and shall require time and materials basis Subcontractors and Suppliers to keep, full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants and Project Lender shall be afforded prompt access to, and shall be permitted to audit and copy, the Contractor's and time and materials basis Subcontractor's and Supplier records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor and time and materials basis Subcontractor's and Supplier shall preserve these for a period of three years after final payment, or for such longer period as may be required by law. The foregoing shall not apply to Contractor's General Conditions or other costs that have been included in the Contract on a fixed lump sum basis.

ARTICLE 12 PAYMENTS

    12.1 PROGRESS PAYMENTS

    12.1.1 Based upon Applications for Payment submitted to the Owner or Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    12.1.2 The Contractor shall, on or before the twenty-fifth (25th) day of each month, meet with the Owner's Representative and Architect (and/or other parties designated in writing by the Owner) to review and approve an itemized draft prepared by the Contractor indicating the total estimated value of the Work completed through the last day of the current calendar month, including the value of all material and equipment suitably stored at the site or other approved locations, and including such items of information and documentation, including invoices, canceled checks, lien waivers and other evidence as the Owner or Lender may require. Such draft will set forth the individual percentages of completion of each part of the Work including a pro-rate share of the Contractor's Fee and applicable retention. The approved draft will then be formalized into a written "Application for Payment" signed by the Contractor in a form acceptable to the Owner and Lender, and will be submitted to the Owner for processing. Applications for Payment shall be made in accordance with Paragraph 9.3 of the General Conditions and payment shall be made in accordance with Paragraph 9.6 of the General Conditions.

    12.1.3 The Application for Payment shall be submitted to the Owner's Representative, and, if required by the Lender, to the Architect for certification, on or before the last day of the month covered by the Application for Payment. The Owner's Representative shall promptly review the pre-approved Application for Payment and forward it to the Owner or Lender for payment. The amount approved in the Application for Payment shall be payable by the Owner on or before the twenty-fifth (25th) day of the month following the month covered by the Application for Payment.

    12.1.4 With each Application for Payment, the Contractor shall make available payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment. Each application for payment shall be accompanied by Conditional Lien Releases Upon Progress Payments (referred to as" # 1 releases") from subcontractors and vendors, regardless of tier, who have properly filed California Preliminary Notices for the period applicable to the application for payment. Prior to receipt of payment. Contractor shall submit to the Owner Unconditional Lien Releases Upon Progress Payments (referred to as " # 2 releases") from subcontractors and vendors, regardless of tier, who have properly filed California Preliminary Notices for the prior payment application period for which Contractor has been paid. Owner shall not withhold payment to Contractor if the aggregate sum of the required # 2 releases outstanding, or not yet submitted, is less than fifty percent of the total retention withheld to date by the Owner.

    12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner or Architect may require. This schedule, unless objected to by the Owner or Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

    12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of
    (i) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

    12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

        .1 take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

        .2 add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

        .3 add the Contractor's Fee, less retainage of ten percent (10%). subject to provisions of 12.1.8. The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

        .4  subtract the aggregate of previous payments made by the Owner;

        .5 During the course of construction, each Application for Payment shall be subject to a retention of ten percent (10%): however, after the Work is fifty percent (50%) complete, and for so long as the Contractor is not in default hereunder, no additional retention shall be required (after which time the retention shall be and remain approximately five percent (5%) of the total Contract sum.) In addition to the foregoing, in the event the Contractor retains more than ten percent (10%) from disbursements to be made to any Subcontractor, the application for payment from the Owner shall be subject to a retention in an equal amount.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

        .6 Retention will not be held on that portion of payment applications related to Contractor's Fee. General Conditions or Liability Insurance.

    12.1.8 Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not more than ten percent (10%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

    12.1.8.1 Some Subcontractors may request special terms of payment which will be presented to the Owner for consideration and approval by the Owner. When approved, a Change Order will be issued to indicate the Subcontractors involved and the agreed upon terms. In such instance. Owner shall pay Contractor consistent with subcontractors terms for that portion of the work performed by the Subcontractor.

    12.1.9 In taking action on the Contractor's Applications for Payment, the Owner or Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Owner or Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12.1.4 or other supporting data; that the Owner or Architect has made exhaustive or continuous on-site inspections or that the Owner or Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

    12.2 FINAL PAYMENT

    12.2.1 Thirty-five (35) Days after the later of the date (the "Actual Substantial Completion Date") that is the Substantial Completion of
    Building 1 or Substantial Completion of Building 2 as defined in Section 4.1 hereof, any Unpaid balance with exception of Owner's right to withhold 150% of the Owner's fairly estimated cost to complete any incomplete or punchlist work, plus the remaining retention will be paid to the Contractor; provided that such payment shall not be due and payable until the Owner has received the following documents, all in form and substance satisfactory to the
    Owner:

    (a) a duly executed certification by the Contractor identifying all Subcontractors with whom the Contractor has entered into subcontracts, and the amount owed to each Subcontractor: and

    (b) duly executed Releases of Mechanics' and Materialmen's Liens from the Contractor and all Subcontractors establishing payment or conditioned upon satisfaction of payment from the unpaid balance.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: alll-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    12.2.1.1 In addition to the actions required for final payment set forth in Paragraph 9.10 of the General Conditions, on or before thirty (30) days after the later of the actual Substantial Completion Date, execution of final Change Orders or Construction Change Directives, completion of punch list items, or settlement of any claims, disputes, or litigation, the Contractor shall submit a billing statement showing, in such form and detail as the Owner shall reasonably require, the aggregate of all reimbursable costs paid or then due on account of the Cost of the Work. If the aggregate amount is greater than the total previous payments, the Owner will pay the balance due within five (5) days of receiving the billing statement. If the aggregate amount is less than the total of previous payments, the amount due to the Owner will be remitted with the final statement. Additionally, the Contractor guarantees to deliver to Owner a "lien free" project evidenced by final unconditional releases from all subcontractors used on the project.

    12.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after The actual Substantial Completion Date or constructive occupancy, of both buildings whichever occurs first.

    12.2.3 The Owner's accountants will review and report in writing on the Contractors final accounting within 30 days after delivery of the final accounting to the Owner or Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Owner will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Contractor a final Payment or notify the Contractor in writing of the reasons for withholding payment as provided in Subparagraph 9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.

    12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be more or less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Owner or Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Owner's Accountants Reports Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount due as indicated by the Owner's Accountants Reports.

    12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective nonconforming, or warranty Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13 TERMINATION OR SUSPENSION

    13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated based only on the cost work that has been performed or suitable stored by the Contractor.

    13.2 The Contract may be terminated by the Owner for cause as provided in
    Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

    13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

    13.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

    13.2.3 Subtract the aggregate of previous payments made by the Owner.

    13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

    13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14 MISCELLANEOUS PROVISIONS

    14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

    14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
    (Insert rate of interest agreed upon, if any.)

    (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

    14.3 The Owner's representative is:
    (Name, address and other information)

                                   Eric Spoor

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    14.4 The Contractor's representative is:
    (Name, address and other information.)

                           Dave Petty and Dan Dickey

    14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

    14.6 Other provisions:

    14.6.1 If either party commences a proceeding or action against the other to enforce any of the terms of the Contract Documents or because of the breach by either party of any of the terms of the Contract Documents, the losing or defaulting party shall pay to the prevailing party the actual costs and expenses incurred in connection with the prosecution or defense of such proceeding or action and any appeals in connection therewith, including actual accountants' and attorney's fees. Any arbitration award or final judgment or order entered in any such proceedings or action shall contain a specific provision providing for the recovery of all costs and expenses of suit, including, without limitation, actual attorneys' fees and costs and expenses incurred in connection with: (i) enforcing, perfecting and executing such judgment; (ii) post-judgment motions; (iii) contempt proceedings; (iv) garnishment, levy, and debtor and third-party examinations; (v) discovery; and (vi) bankruptcy litigation. The foregoing shall be subject to the conditions and limitations stipulated in Paragraph 14.6.1.1.

    14.6.1.1 Any party filing a complaint or cross complaint to enforce the terms or obligations under this Agreement shall be required, at the time of filing said complaint or cross-complaint, to serve on the other party of this Agreement a Demand for Payment, clearly stating, in a detailed and itemized format, all damages, exclusive of attorney and expert fees, including those sought under Paragraph 14.6.1 claimed under said complaint or cross-complaint, which if accepted by the other party, shall act as a full and compete settlement of the action brought by said party. Failure by any party to timely serve the Demand for Payment with its complaint or cross- complaint shall act as a complete and final waiver of its right to any attorney's fees and costs recoverable under Paragraph 14.6.1. If the Demand for Payment requirement has been timely met, then the amount of attorney's fees and costs recoverable under Paragraph 14.6.1 shall be equal to the percentage of damages awarded by the jury, or court, in relation to the amount stated in the Demand for Payment. By way of example, if the Demand for Payment is in the amount of $100.000.00 and the amount of damages awarded the verdict or decision is $50.000.00, then that prevailing party shall be entitled to a recovery of 50% of its reasonable attorney's fees and costs as post-trail costs under Paragraph 14.6.1.

    14.6.2 The Contractor shall provide to the Owner three (3) copies of a complete project closeout manual which shall describe all critical components of the Project, as well as as-built documents of all systems and underground utilities, air balance reports, installation documents, warranties, and operations and maintenance manuals.

    14.6.3 Service of Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be (i) personally delivered, in which event they shall be deemed received on the date of delivery, or (ii) sent by certified mail, postage prepaid, return receipt requested, or (iii) by a professional courier company which

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    provides a receipt evidencing delivery, in which event they shall be deemed received on the date of delivery as evidenced by the receipt or (iv) by facsimile or e-mail when supported by evidence of delivery.

    14.6.4 Interest. In the event that any payments are not made by the Owner to the Contractor when due in accordance with this Agreement, and provided that the Contractor has made its Application for Payment in accordance with
    Article 12 of this Agreement, said late payments shall bear interest from the date the payment was due until paid at the rate of prime (as reported by Moneyline Telerate and published in the S.D. Daily Transcript) + four percent (4%) per annum. The fact that the Contractor is charging interest in accordance with this provision shall not constitute waiver by the Contractor of any other rights or remedies provided for herein by reason of the Owner's default in making such payments, including specifically, but not limited to, the Contractor's right to terminate this Contract for nonpayment.

    14.6.5 Destruction of the Work by Fire, Elements, Etc.

         (a) In the event the Work herein is wholly or partially damaged or destroyed by war, fire, storm, lighting, flood, earthquake, settlement or defective soils, expansion or contraction, cracking or deflection, tidal wave, surface or subsurface water, mob violence, vandalism or other casualty before the final completion of the Work, the Contractor, upon written instruction from the Owner, shall proceed to replace and/or repair the Work in accordance with the plans. In this event, the provisions of this Agreement shall remain in full force and effect. The GMP stated in Article 5 shall be increased by the total cost of removing and/or replacing all damaged and/or destroyed Work. The time for completion shall be extended, and the Contractor's Fee and General Conditions shall be increased.

         (b) In the event of substantial damage or destruction to the Work by any cause, the Owner may, upon giving written notice to the Contractor, elect to terminate this Agreement. If the Owner elects to terminate this Agreement, the Owner shall pay the Contractor for all of the Work completed to that date and all obligations incurred by the Contractor in connection with the Work and the related Contractor's Fee.

         (c) Owner will obtain, prior to the commencement of the Work: flood, earthquake, fire and extended coverage insurance, including "all risk" insurance and such other additional insurance as it may desire, to insure those casualties enumerated in Paragraph (a) upon the Work and upon all materials intended to become a part of the Work, whether on-site temporarily and suitably stored elsewhere, or in transit. The Owner shall be responsible for payment of any deductible amount required under the terms of such insurance, except when the loss is due to Contractors gross negligence, willful misconduct, or breach of contract, in which case Contractor shall be responsible for payment of the deductible, not to exceed $5,000.00 per occurrence. The Owner shall provide for Contractor to be named as additional insured on these policies.

    14.6.6 Records and Audits.

    (a) The Contractor shall maintain true and correct sets of records in connection with the Work and all transactions related thereto in accordance with customary construction accounting procedures and shall retain all such records for at least twenty-four (24) months after completion of the Work authorized under this Agreement.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

    (b) If the Contractor's compensation under this Agreement is determined in whole or in part on a reimbursement of costs basis, the costs to be reimbursed shall be only those reasonably necessary to perform the Work in an efficient manner in accordance with the time schedule required. The Owner may, from time to time and at any time after the date of this Agreement until twenty-four (24) months after the completion of the Work, make an audit of all records of the Contractor in connection with all reimbursable costs. Such audit may also cover the Contractor's procedures and controls with respect to the costs to be reimbursed. Upon completion of such audit, the Owner shall pay Contractor any compensation due Contractor hereunder as shown by the audit. Any amount by which the total payments by Owner to the Contractor exceed the amount due the Contractor as shown by the audit shall be returned to the Owner. Items not covered by reimbursement such as fixed percentages or fixed lump sums shall not be subject to audit under this paragraph.

    (c) The Contractor shall assist the Owner in making the above audits.

    (d) The Contractor shall require, and shall require Neal Electric and Weather Engineering to require, in all subcontracts in connection with the Work, the agreement of the parties to each of the provisions of this Paragraph 14.6.9.

    14.6.7 Ownership and Confidentiality

    All designs, technical information, reports, studies and other work product developed under this Agreement shall be the property of the Owner and may be used by the Owner in any manner it may find appropriate in the future, provided however, that if the Owner should so use such information and work product for purposes other than in connection with construction, maintenance, and repair of the improvements and other facilities or other Work contemplated under this Agreement without the Contractor's knowledge and written approval, the Owner will release the Contractor from any liability therefor and will hold the Contractor harmless from and indemnify it against any claims made by third parties as a result of such use. Tracings of drawings and originals of material prepared hereunder shall be delivered to the Owner upon its request or upon completion of termination of the Work. Also, any reference or other material the Owner supplies to the Contractor for performance of the Work hereunder shall be returned to the Owner upon request or upon completion or termination of the Work thereon. The Contractor and all Subcontractors shall keep confidential and information required from the Owner's employees or from inspection of the Owner's property relating to the Owner's designs, business plans, business opportunities, financial or other confidential information.

    14.6.8 Site Safety Policy

    The Contractor shall maintain a policy and enforcement procedures to prevent the Contractor's and its Subcontractors' employees, agents and affiliates from using, introducing or being under the influence of controlled substances (as hereinafter defined) or possessing any weapon or firearm on the site ("Site Safety Policy"). "Controlled substances" specifically include, but are not limited to alcohol, opiates; hallucinogens, including marijuana and cocaine, PCP; and prescription drugs which are not obtained and used under a prescription lawfully issued to the person possessing them; and any other substance included in the Federal Controlled Substances Act or its regulations. As used herein, "under the influence of" alcohol is defined as having a blood alcohol concentration (BAC) of 0.04% or above. The Contractor's enforcement procedures shall, at a minimum, remove from the site any of the Contractor's or its Subcontractors' employees or agents found to be in violation of the Contractor's Site Safety Policy.

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS

    15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997.

    15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

    As modified and attached hereto dated September 19, 2003.

    15.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated , and are as follows:

    Document                       Title                       Pages

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order

    15.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:
    (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

    Section                        Title                       Pages

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order,

    15.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
    (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

    Number                         Title                       Date

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    15.1.6 The Addenda, if any, are as follows:

    Number                         Date                        Pages

    To be listed at the time the Guaranteed Maximum Price (GMP) is established, and incorporated by Change Order.

    Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

    15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
    (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

ARTICLE 16 INSURANCE AND BONDS

    (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

    16.1 Subject to 16.1.1., Contractor shall not be responsible for provision or costs of any bonds related to this project.

    16.1.1. Upon Owner's request, Contractor agrees to furnish, at Owner's expense, a construction performance bond or bonds in an aggregate penal sum determined by owner up to the GMP. Such construction performance bonds shall serve as financial security for the faithful performance and payment of Contractor's obligations under this Agreement or for the performance and payment of one or more Subcontractors' obligations under their respective subcontracts, as determined by Owner. Each such construction performance bond shall be in a form satisfactory to Owner and shall be issued by a surety company that; (1) is approved by Owner's lender. (2) has a rating of "A" in the latest revision of the A.M. Best Insurance Report; (3) is listed in the United States Treasury Department's Circular 570. "Companies Holding Certificates of Authority as Acceptable Sureties on Federal Bonds and as Acceptable Reinsurance Companies:" and (4) holding a certificate of authority to transact surety business in the State of California issued by the Director of the Department of Insurance. The GMP shall be increased by the reasonable costs and expenses related to obtaining each such construction performance bond.

    16.2. Reference General Conditions Attachment A - Contractor's Insurance, for clarification of limits of liability insurance.

    Ledcor Petty Construction. L.P. - California License No. 818635-B

    Contractors are required by law to be licensed and regulated by the Contractor's State License Board. Any questions concerning a contractor may be referred to the registrar of the Board whose address is:

                                   Contractors State License Board
                                   9835 Goeth Road
                                   Sacramento, CA 95826

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

PEONY ACQUISITIONS LLC
By : -s- Peony Acquisitions Inc.
     Manager & Sale Member                  -s- Mike Fisher
-----------------------------------         ------------------------------------
OWNER (Signature)                           CONTRACTOR (Signature)
By : -s- Edward R. Zaval
         Edward R. Zaval
         Sr. V.P.                           MILK FISHER, SENIOR VICE PRESIDENT
-----------------------------------         ------------------------------------
(Printed name and title)                    (Printed name and title)

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a111-1977 neurocrine cost of work 9.12 -- 9/19/2003. AIA License Number 1013349, which expires on 2/2/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

                                 ATTACHMENT 'A'
                   TO AGREEMENT BETWEEN OWNER AND CONTRACTOR

PROJECT: PHASE 1- NEUROCRINE BIOSCIENCES                                LEDCOR PETTY CONSTRUCTION
                                                General Conditions      9466 BLACK MOUNTAIN ROAD. #200
                                                     09/19/03           SAN DIEGO, CA 92126-4500

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                                                              LABOR      BURDEN       MAT'L       LABOR     BURDEN      MAT'L
TASK              DESCRIPTION            QUANTITY    UNIT      UNIT        41%        UNIT        TOTAL      TOTAL      TOTAL
------------------------------------------------------------------------------------------------------------------------------
GC-110    PROJECT MANAGER                   52        WK    $1,800.00   $  738.00   $  125.00   $ 93,600   $ 38,376   $  6,500
GC-111    PROJECT EXECUTIVE                 20        WK    $2,000.00   $  820.00   $  125.00   $ 40,000   $ 16,400   $  2,500
GC-112    PRE-CONSTRUCTION SERVICES         20        WK    $2,500.00   $1,025.00   $  500,00   $ 50,000   $ 20,500   $ 10,000
GC-120    SUPERINTENDENT                    52        WK    $1,700.00   $  697.00   $  125.00   $ 88,400   $ 36,244   $  6,500
GC-121    SUPERINTENDENT                    52        WK    $1,700.00   $  697.00   $  125.00   $ 88,400   $ 36,244   $  6,500
GC-122    SUPERINTENDENT                    30        WK    $1,700.00   $  697.00   $  125.00   $ 51,000   $ 20,910   $  3,750
GC-123    SUPERINTENDENT                    30        WK    $1,700.00   $  697.00   $  125.00   $ 51,000   $ 20,910   $  3,750
GC-130    PROJECT ENGINEER                  47        WK    $1,300.00   $  533.00   $  125.00   $ 61,100   $ 25,051   $  5,875
GC-140    PROJECT COORDINATOR               47        WK    $  900.00   $  369.00               $ 42,300   $ 17,343
GC-150    COMPUTER SERVICES                 12        MO                            $  600.00                         $  7,200
GC-200    MOVE-IN & MOVE-OUT                 1        LS                            $6,000.00                         $  6,000
GC-330    TELEPHONE                         12        MO                            $2,500.00                         $ 30,000
GC-360    JOB OFFICE RENT                   12        MO                            $1,500.00                         $ 18,000
GC-361    JOB OFFICE RENT - CONFERENCE      12        MO                            $  700.00                         $  8,400
GC-370    JOB OFFICE SUPPLIES & EQUIP,      12        MO                $1,750.00   $2,700.00              $ 21,000   $ 32,400
GC-720    PHOTOGRAPHS/PUBLIC RELATIONS       1        LS                            $2,500.00                         $  2,500
01-010    TEMPORARY ELECTRICAL                        MO                            JOB COST
01-020    DRINKING WATER - office           12        MO                            $  200.00                         $  2,400
01-030    TOOLS-EXPENDABLE                            MO                             JOB COST
01-100    TEMPORARY TOILETS                 12        MO                            $1,600.00                         $ 19,200
01-110    BARRICADES/TEMP. PROTECTION                 LS                             JOB COST
01-120    SECURITY SERVICES                           WK                             JOB COST
01-135    BLUEPRINTS & REPRODUCTION                   LS                                 EXCL
01-140    TESTING & INSPECTION                        LS                                 EXCL
01-160    CONSTRUCTION CLEANUP                        LS                             JOB COST
01-170    TRASH REMOVAL/DUMPSTER                      LS                             JOB COST
01-185    STORAGE CONTAINERS                          MO                             JOB COST
01-190    SAFETY SUPPLIES & INSPECTION                MO                             JOB COST
80-400    PERFORMANCE BOND                            LS                                 EXCL
------------------------------------------------------------------------------------------------------------------------------
                         SUBTOTALS                                                              $565,800   $252,978   $171,475

        GENERAL REQUIREMENTS TOTAL                                                                                    $990,253

MONTHS:                   12
WEEKS:                    52
COST/WEEK:                                 $19,043

COST/MONTH:                                $82,521

DEFINITIONS
IN FEE:   COST OF THIS ITEM IS INCLUDED IN OUR FEE STRUCTURE
EXCL:     COST OF THIS ITEM IS EXCLUDED FROM GENERAL CONDITIONS
JOB COST: COST OF THIS, IF REQUIRED, WILL BE PART OF JOB COST WHEN DETERMINABLE

                        1997 Edition - Electronic Format

                                              AIA Document A201 - 1997

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

General Conditions of the Contract for Construction between Peony Acquisitions, LLC and Ledcor Petty Construction, L.P., dated September 19, 2003.

TABLE OF ARTICLES

    1.  GENERAL PROVISIONS

    2.  OWNER

    3.  CONTRACTOR

    4.  ADMINISTRATION OF THE CONTRACT

    5.  SUBCONTRACTORS

    6.  CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

    7.  CHANGES IN THE WORK

    8.  TIME

    9.  PAYMENTS AND COMPLETION

    10. PROTECTION OF PERSONS AND PROPERTY

    11. INSURANCE AND BONDS

    12. UNCOVERING AND CORRECTION OF WORK

    13. MISCELLANEOUS PROVISIONS

    14. TERMINATION OR SUSPENSION OF THE CONTRACT

INDEX
Acceptance of Nonconforming Work
    9.6.6, 9.9.3, 12.3
Acceptance of Work
    9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
    3.16, 6.2.1, 12.1
Accident Prevention
    4.2.3, 10
Acts and Omissions
    3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2,
    13.7, 14.1
Addenda
    1.1.1, 3.11
Additional Costs, Claims for
    4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
    9.8.3, 12.2.1, 13.5
Additional Time, Claims for
    4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
    3.1.3, 4, 9.4, 9.5

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

Advertisement or Invitation to Bid
    1.1.1
Aesthetic Effect
    4.2.13, 4.5.1
Allowances
    3.8
All-risk Insurance
    11.4.1.1
Applications for Payment
    4.2.5, 7.3.8, 9.2,9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3,
    14.2.4, 14.4.3
Approvals
    2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration
    4.3.3. 4.4, 4.5.1. 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
    4.1
Architect, Definition of
    4.1.1
Architect, Extent of Authority
    2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4,
    9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility
    2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6,
    4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses
    2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract
    3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals
    2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect's Authority to Reject Work
    3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright
    1.6
Architect's Decisions
    4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
    7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
    14.2.4
Architect's Inspections
    4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions
    3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations
    4.2.11, 4.2.12, 4.3.6
Architect's Project Representative
    4.2.10
Architect's Relationship with Contractor
    1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
    3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
    7, 8.3.1, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,
    13.4.2, 13.5
Architect's Relationship with Subcontractors
    1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations
    9.4.2, 9.5.1, 9.10.1
Architect's Site Visits
    4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
    10.3.1
Attorneys' Fees
    3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
    6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work
    5.2
Basic Definitions
    1.1
Bidding Requirements
    1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
    11.4.2
Bonds, Lien
    9.10.2
Bonds, Performance, and Payment
    7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
    3.7.1
Capitalization
    1.3
Certificate of Substantial Completion
    9.8.3, 9.8.4, 9.8.5
Certificates for Payment
    4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
    14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval
    13.5.4
Certificates of Insurance
    9.10.2, 11.1.3
Change Orders
    1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.34, 4.3.9, 5.2.3,
    7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
    7.2.1
CHANGES IN THE WORK
    3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of
    4.3.1
Claims and Disputes
    3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    4.6.5
Claims for Additional Cost
    3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time
    3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions
    4.3.4
Claims for Damages
    3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
    11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration
    4.4.1, 4.5.1, 4.6.1
Cleaning Up
    3.15, 6.3
Commencement of Statutory Limitation Period
    13.7
Commencement of the Work, Conditions Relating to
    2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2,
    8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of
    8.1.2
Communications Facilitating Contract Administration
    3.9.1, 4.2.4
Completion, Conditions Relating to
    1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2,
    13.7, 14.1.2
COMPLETION, PAYMENTS AND
    9
Completion, Substantial
    4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Compliance with Laws
    1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4,
    10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
    4.3.4, 8.3.1, 10.3
Conditions of the Contract
    1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written
    1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
    9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
    1.1.4, 6
Construction Change Directive, Definition of
    7.3.1
Construction Change Directives
    1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's
    1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
    5.4, 14.2.2.2
Continuing Contract Performance
    4.3.3
Contract, Definition of
    1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE
    5.4.1.1, 11.4.9, 14
Contract Administration
    3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to
    3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The
    1.1, 1.2
Contract Documents, Copies Furnished and Use of
    1.6, 2.2.5, 5.3
Contract Documents, Definition of
    1.1.1
Contract Sum
    3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7,
    9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
    9.1
Contract Time
    4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1,
    9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
    8.1.1
CONTRACTOR
    3
Contractor, Definition of
    3.1, 6.1.2
Contractor's Construction Schedules
    1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractor's Employees
    3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
    14.1, 14.2.1.1,
Contractor's Liability Insurance
    11.1
Contractor's Relationship with Separate Contractors and Owner's Forces
    3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors
    1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7,
    11.4.8
Contractor's Relationship with the Architect
    1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
    3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
    7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3,

--------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    11.4.7, 12, 13.4.2, 13.5
Contractor's Representations
    1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor's Responsibility for Those Performing the Work
    3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor's Review of Contract Documents
    1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work
    9.7
Contractor's Right to Terminate the Contract
    4.3.10, 14.1
Contractor's Submittals
    3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1,
    9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent
    3.9, 10.2.6
Contractor's Supervision and Construction Procedures
    1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4,
    7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance
    11.1.1.8, 11.2, 11.3
Coordination and Correlation
    1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
    1.6, 2.2.5, 3.11
Copyrights
    1.6, 3.17
Correction of Work
    2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents
    1.2
Cost, Definition of
    7.3.6
Costs
    2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6,
    7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5,
    14
Cutting and Patching
    6.2.5, 3.14
Damage to Construction of Owner or Separate Contractors
    3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, l0.6, 11.1, 11.4, 12.2.4
Damage to the Work
    3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
    3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
    11.4.7, 14.1.3, 14.2.4
Damages for Delay
    6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
    8.1.2
Date of Substantial Completion, Definition of
    8.1.3
Day, Definition of
    8.1.4
Decisions of the Architect
    4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
    7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
    14.2.4
Decisions to Withhold Certification
    9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance, Rejection and Correction of
    2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4,
    12.2.1, 13.7.1.3
Defective Work, Definition of
    3.5.1
Definitions
    1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2,
    7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
    3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
    9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes
    4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
    3.11
Drawings, Definition of
    1.1.5
Drawings and Specifications, Use and Ownership of
    1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
    8.2.2, 11.1.2
Emergencies
    4.3.5, 10.6, 14.1.1.2
Employees, Contractor's
    3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
    14.1, 14.2.1.1
Equipment, Labor, Materials and
    1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7,
    5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Execution and Progress of the Work
    1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12,
    3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3,
    12.2, 14.2, 14.3
Extensions of Time
    3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1,
    10.3.2, 10.6.1, 14.3.2
Failure of Payment
    4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    (See Defective or Nonconforming Work)
Final Completion and Final Payment
    4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1,
    13.7, 14.2.4, 14.4.3
Financial Arrangements, Owner's
    2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance
    11.4
GENERAL PROVISIONS
    1
Governing Law
    13.1
Guarantees (See Warranty)
Hazardous Materials
    10.2.4, 10.3, 10.5
Identification of Contract Documents
    1.5.1
Identification of Subcontractors and Suppliers
    5.2.1
Indemnification
    3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
    2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
    9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
    14.1.1.4, 14.1.4
Injury or Damage to Person or Property
    4.3.8, 10.2,10.6
Inspections
    3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2,
    9.10.1, 12.2.1, 13.5
Instructions to Bidders
    1.1.1
Instructions to the Contractor
    3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
    3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery
    11.4.2
Insurance, Contractor's Liability
    11.1
Insurance, Effective Date of
    8.2.2, 11.1.2
Insurance, Loss of Use
    11.4.3
Insurance, Owner's Liability
    11.2
Insurance, Project Management Protective Liability
    11.3
Insurance, Property
    10.2.5, 11.4
Insurance, Stored Materials
    9.3.2, 11.4.1.4
INSURANCE AND BONDS
    11
Insurance Companies, Consent to Partial Occupancy
    9.9.1, 11.4.1.5
Insurance Companies, Settlement with
    11.4.10
Intent of the Contract Documents
    1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
    13.6
Interpretation
    1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
    4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required
    4.6.4
Judgment on Final Award
    4.6.6
Labor and Materials, Equipment
    1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7,
    5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Labor Disputes
    8.3.1
Laws and Regulations
    1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
    10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
    2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on Consolidation or Joinder
    4.6.4
Limitations, Statutes of
    4.6.3, 12.2.6, 13.7
Limitations of Liability
    2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12,
    6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7,
    12.2.5, 13.4.2
Limitations of Time
    2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4,
    4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1,
    9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
    13.5, 13.7, 14
Loss of Use Insurance
    11.4.3
Material Suppliers
    1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
    10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
    1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13,

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2,
    10.2.1, 10.2.4, 14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of Construction
    3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien
    4.4.8
Mediation
    4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work
    1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
    13
Modifications, Definition of
    1.1.1
Modifications to the Contract
    1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2,
    11.4.1
Mutual Responsibility
    6.2
Nonconforming Work, Acceptance of
    9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
    2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Notice
    2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5,
    5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3,
    13.5.1, 13.5.2, 14.1, 14.2
Notice, Written
    2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7,
    9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections
    13.5.1, 13.5.2
Notice to Proceed
    8.2.2
Notices, Permits, Fees and
    2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor's
    1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy
    2.2.2, 9.6.6, 9.8, 11.4.1.5
Orders, Written
    1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER
    2
Owner, Definition of
    2.1
Owner, Information and Services Required of the
    2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
    9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
    14.1.1.4, 14.1.4
Owner's Authority
    1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4,
    4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2,
    8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3,
    11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4
Owner's Financial Capability
    2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance
    11.2
Owner's Loss of Use Insurance
    11.4.3
Owner's Relationship with Subcontractors
    1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner's Right to Carry Out the Work
    2.4, 12.2.4. 14.2.2.2
Owner's Right to Clean Up
    6.3
Owner's Right to Perform Construction and to Award Separate Contracts
    6.1
Owner's Right to Stop the Work
    2.3
Owner's Right to Suspend the Work
    14.3
Owner's Right to Terminate the Contract
    14.2
Ownership and Use of Drawings, Specifications and Other Instruments of Service
    1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
    9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
    3.14, 6.2.5
Patents
    3.17
Payment, Applications for
    4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3,
    9.10.5, 11.1.3, 14.2.4, 14.4.3
Payment, Certificates for
    4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
    14.1.1.3, 14.2.4
Payment, Failure of
    4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final
    4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1,
    13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
    7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
    4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

PAYMENTS AND COMPLETION
    9
Payments to Subcontractors
    5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB
    10.3.1
Performance Bond and Payment Bond
    7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
    2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
    10
Polychlorinated Biphenyl
    10.3.1
Product Data, Definition of
    3.12.2
Product Data and Samples, Shop Drawings
    3.11, 3.12, 4.2.7
Progress and Completion
    4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
    4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the
    1.1.4
Project Management Protective Liability Insurance
    11.3
Project Manual, Definition of the
    1.1.7
Project Manuals
    2.2.5
Project Representatives
    4.2.10
Property Insurance
    10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY
    10
Regulations and Laws
    1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
    10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work
    3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
    9.10.2
Representations
    1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives
    2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
    4.4, 4.5, 4.6
Responsibility for Those Performing the Work
    3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
    9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by Contractor
    1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor's Submittals by Owner and Architect
    3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by Contractor
    3.12
Rights and Remedies
    1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3,
    7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties, Patents and Copyrights
    3.17
Rules and Notices for Arbitration
    4.6.2
Safety of Persons and Property
    10.2, 10.6
Safety Precautions and Programs
    3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of
    3.12.3
Samples, Shop Drawings, Product Data and
    3.11, 3.12, 4.2.7
Samples at the Site, Documents and
    3.11
Schedule of Values
    9.2, 9.3.1
Schedules, Construction
    1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors
    1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5
Shop Drawings, Definition of
    3.12.1
Shop Drawings, Product Data and Samples
    3.11, 3.12, 4.2.7
Site, Use of
    3.13, 6.1.1, 6.2.1
Site Inspections
    1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits, Architect's
    4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
    4.2.6, 12.2.1, 13.5
Specifications, Definition of the

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    1.1.6
Specifications, The
    1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
    4.6.3, 12.2.6, 13.7
Stopping the Work
    2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
    6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of
    5.1.1
SUBCONTRACTORS
    5
Subcontractors, Work by
    1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
    5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals
    1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1,
    9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
    6.1.1, 11.4.5, 11.4.7
Substantial Completion
    4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of
    9.8.1
Substitution of Subcontractors
    5.2.3, 5.2.4
Substitution of Architect
    4.1.3
Substitutions of Materials
    3.4.2, 3.5.1, 7.3.7
Sub-subcontractor, Definition of
    5.1.2
Subsurface Conditions
    4.3.4
Successors and Assigns
    13.2
Superintendent
    3.9, 10.2.6
Supervision and Construction Procedures
    1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6,
    8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
    4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surely, Consent of
    9.10.2, 9.10.3
Surveys
    2.2.3
Suspension by the Owner for Convenience
    14.4
Suspension of the Work
    5.4.2, 14.3
Suspension or Termination of the Contract
    4.3.6, 5.4.1.1, 11.4.9, 14
Taxes
    3.6, 3.8.2.1, 7.3.6.4
Termination by the Contractor
    4.3.10, 14.1
Termination by the Owner for Cause
    4.3.10, 5.4.1.1, 14.2
Termination of the Architect
    4.1.3
Termination of the Contractor
    14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
    14
Tests and Inspections
    3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2,
    11.4.1.1, 12.2.1, 13.5
TIME
    8
Time, Delays and Extensions of
    3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
    9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits
    2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4,
    4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1,
    9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
    13.5, 13.7, 14
Time Limits on Claims
    4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6
Title to Work
    9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
    12
Uncovering of Work
    12.1
Unforeseen Conditions
    4.3.4, 8.3.1, 10.3
Unit Prices
    4.3.9, 7.3.3.2
Use of Documents
    1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
    3.13, 6.1.1, 6.2.1
Values, Schedule of
    9.2, 9.3.1
Waiver of Claims by the Architect
    13.4.2
Waiver of Claims by the Contractor
    4.3.10, 9.10.5, 11.4.7, 13.4.2

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

Waiver of Claims by the Owner
    4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 1.3.4.2,
    14.2.4
Waiver of Consequential Damages
    4.3.10, 14.2.4
Waiver of Liens
    9.10.2, 9.10.4
Waivers of Subrogation
    6.1.1, 11.4.5, 11.4.7
Warranty
    3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3
Weather Delays
    4.3.7.2
Work, Definition of
    1.1.3
Written Consent
    1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
    9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
    4.2.11, 4.2.12, 4.3.6
Written Notice
    2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7,
    9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
    1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

ARTICLE l   GENERAL PROVISIONS

    1.1 BASIC DEFINITIONS

    1.1.1 THE CONTRACT DOCUMENTS

    The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (i) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

    1.1.2 THE CONTRACT

    The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (i) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor,
    (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor.

    1.1.3 THE WORK

    The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project. The cost of any work which was performed or caused to be performed by Contractor prior to the execution of this Agreement shall be deemed to be included in this Agreement.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    1.1.4 THE PROJECT

    The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

    1.1.5 THE DRAWINGS

    The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

    1.1.6 THE SPECIFICATIONS

    The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

    1.1.7 THE PROJECT MANUAL

    The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

    1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

    1.2.1 The Contract Documents will include all items necessary for the proper execution and completion of the Work by the Contractor. The Work shall consist of all items specifically included in the Contract Documents or reasonably inferable therefrom. Reasonably inferable shall not be interpreted to impose on Contractor the responsibility for costs of work related to errors and/or omissions of others. The Contract Documents are complementary, and what is required by any one Contract Document shall be as binding as if required by all. All Work shall conform to the Contract Documents. No change therefrom shall be made without review and written acceptance by the Architect and Owner.

    1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

    1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

    1.3 CAPITALIZATION

    1.3.1 Terms capitalized in these General Conditions include those which are
    (i) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

    1.4 INTERPRETATION

    1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fad that a modifier or an

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

    1.5 EXECUTION OF CONTRACT DOCUMENTS

    1.5.1 The Contract Documents shall be signed by the Owner and Contractor.

    1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents. Execution of the Agreement by the Contractor is a representation that the preliminary design information prepared by the Architect and the preliminary estimate prepared by Contractor attached to the Agreement as Schedule are sufficient to have enabled the Contractor: (1) to estimate the cost of the Shell/Site Improvements and the cost of the Tenant Improvements described therein (which collectively comprise the Work): and (2) to enter into the Agreement with the understanding that the Schematic Design and the Schedule Estimate are sufficient to enable the Contractor to determine its ability to construct the Shell/Site Improvements for a Guaranteed Maximum price which does not exceed the range of costs specified in the Agreement on or before the Substantial Completion Deadline established in the Agreement, except to the extent that changes in the scope of the Shell/Site Improvements set forth on the Schematic Design and the Schematic Estimate result, in the aggregate, in increased costs. Promptly after the Contractor's receipt of supplemental design documents during the course of the preparation of the Final Drawings and Specifications, with respect to the Shell/Land Improvements and the Tenant Improvements, the Contractor shall provide prompt notice to the Owner and the Architect regarding the impact of such supplemental design documents on construction cost and construction time, and whether, in Contractor's opinion, such supplemental design documents modify the scope of the work. Owner may direct the Architect to make modifications to the design documents in order to meet or maintain the Project budget.

    1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.


[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    The Drawings. Specifications, and other similar or related documents and copies thereof furnished to the Contractor and its Subcontractors will be furnished solely for the purpose of performing the Work and are, and shall remain, the property of the Owner. All copies of such documents, except the Contractor's record set, shall be returned or suitably accounted for to the Owner, upon Completion of the Work. The Drawings. Specifications, and other similar or related documents furnished to the Contractor are for its use solely with respect to this Project and the Owner will retain all common law, statutory, and other reserved rights, in addition to the copyright (including, without limitation, the right to create derivative works therefrom). Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Owner's rights.

ARTICLE 2 OWNER

    2.1 GENERAL

    2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

    2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

    2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

    2.2.1

    2.2.2 The Owner shall secure and pay for permits and fees for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

    2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work. The furnishing of these surveys and the legal description of the Site shall not relieve the

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.


[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    Contractor from its duties under the Contract Documents. The Owner's investigations of subsurface characteristics or conditions of the areas where the Work is to be performed is provided for use by the Architect and the Contractor. However, the Owner does not warrant the sufficiency or accuracy of the investigations thus made, the records thereof, or of any interpretations set forth therein or made by the Owner or Architect in its use thereof, and the Owner makes no warranty or guaranty, either express or implied, that the conditions indicated by such investigations are accurate or representative of those existing on the Site or adjacent area, or that unforeseen developments may not occur, or that materials other than or in proportions different from those indicated may not be encountered. Contractor shall use its best professional efforts to perform the Work in such a manner so as to avoid damaging any and all utility lines, telephone company lines and cables, sewer lines, water pipes, gas lines, electrical lines, including, without limitation, all buried pipelines and buried telephone cables. In the event unanticipated subsurface site conditions are discovered after the date of the Agreement which require changes in the Work, the parties shall follow the procedure for Change Orders described in
    Article 7 of these General Conditions.

    2.2.4 Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Contractor's performance of the Work under the Owner's control shall be furnished by the Owner after receipt from the Contractor of a written request for such information or services.

    2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

    2.3 OWNER'S RIGHT TO STOP THE WORK

    2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph
    12.2 or persistently fails to carry out Work in accordance with the Contract Documents, or fails or refuses to provide a sufficient amount of properly supervised and coordinated labor, materials, or equipment so as to be able to complete the Work by the Substantial Completion Deadline or permits performance of the Work to stop for a period of fifteen (15) days for any reason other than force majeure events as set forth in Paragraph 4.2 of the Agreement or Owner-caused delay, or fails to remove and discharge (within ten (10) days any lien filed upon the Owner's property by anyone claiming by, through, or under the Contractor, or disregards the instructions of the Architect or Owner when based on the requirements of the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

    2.4 OWNER'S RIGHT TO CARRY OUT THE WORK

    2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, or fails within such seven (7) day period to eliminate (or diligently commence to eliminate) the cause of any stop work order issued under Subparagraph
    2.3.1 hereof, the Owner may after such seven-day period give the Contractor

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY
IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner's expenses and compensation for the Architect's additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior review by the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3 CONTRACTOR

    3.1 GENERAL

    3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

    3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

    3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect or by tests, inspections or approvals required or performed by persons other than the Contractor.

    3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

    3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall, using appropriate care, carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect and Owner as a request for information in such form as the Architect may require. Architect and Engineers are preparing all plans, specifications and drawings for the Work. As the various portions of the final plans, specifications and drawings are completed for the Work, and properly issued to Contractor, the same shall be considered a Contract Document. Contractor shall, unless otherwise specified, comply with manufacturer's latest printed instructions, if any, for materials, supply, storage and installation methods and shall notify Owner in writing of any conflict between these specifications and the manufacturer's instructions. Owner will designate which document is to be followed.

    3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect or Owner, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect and Owner.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    3.2.3 If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect or Owner in response to the Contractor's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect or Owner.

    3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

    3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Architect or Owner and shall not proceed with that portion of the Work without further written instructions from the Architect or Owner. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage. Contractor shall perform the Work in accordance with the Contract Documents, and shall cause the Work to be performed by duly qualified and licensed personnel of Contractor. Contractor hereby accepts the relationship of trust and confidence established by the Agreement and covenants with the Owner to cooperate with the architects, engineers, and consultants retained by Owner and utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make best efforts to furnish at all times and adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. Except as expressly authorized herein, the Contractor has no right or authority of any kind to act as the representative of or agent of Owner. It is understood and agreed that the relationship of Contractor to Owner shall be that of an independent contractor. Nothing contained herein or inferable herefrom shall be deemed or construed to (1) make the Contractor the agent, servant, or employee of the Owner, or (2) create any partnership, joint venture, or other association between the Owner and Contractor. Any direction or instruction by the Owner in respect of the Work shall relate to the results the Owner desires to obtain from the Work, and shall in no way affect the Contractors's independent contractor status as described herein.

    3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors. The Contractor shall be responsible for labor peace on the Site and shall at all times use its best efforts and Judgment as an experienced contractor to, adopt and implement policies and practices designed to avoid work stoppages,

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects, Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION, AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    slowdowns, disputes, or strikes where reasonably possible and practical under the circumstances.

    3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

    3.4 LABOR AND MATERIALS

    3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, resting devices, construction equipment and machinery, water, heat, utilities, transportation, warehousing, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

    3.4.2 The Contractor may make substitutions only with the consent of the Architect or Owner, after evaluation by the Architect or Owner and in accordance with a Change Order.

    3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them. The consumption, use or possession of alcoholic beverages or illegal drug substances at the Site is strictly forbidden. Contractor agrees that it shall immediately remove from the Site any worker (employee of Contractor or any of the Subcontractors) found to be under-the-influence or In possession of alcoholic beverages or illegal drugs while on the Site and shall deny further access to the Site to such worker.

    3.4.4 This Agreement and all subcontracts must be performed in full compliance with all legally required equal employment opportunity/affirmative action requirements and all amendments thereto, and any applicable federal, state and local regulations, rules and orders issued thereunder, including, without limitation: Title VII of the Civil Rights Act of 1964: Executive Order No. 11141: Executive Order No. 11246 as amended by Executive Order 11375: Sections (1) and (3) of Executive Order 11625. relating to the promotion of Minority Business Enterprises, and the implementing rules and regulations of the General Services Administration: the Americans with Disabilities Act: the Vietnam Era Veterans' Readjustment Assistance Act of 1974: the Fair Labor Standards Act: and the Rehabilitation Act of 1973. all of which (including the contract clauses required and regulations promulgated thereunder) are incorporated herein by reference.

    3.5 WARRANTY

    3.5.1 The Contractor warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, that the Work will conform to the requirements of the Contract Documents and that performance of the Work will be consistent with the standards customarily achieved by an experienced and professional organization performing similar work. Work not conforming to these requirements, including substitutions not properly approved and authorized, will be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner or Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN, ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION, AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    3.5.2 Notwithstanding anything to the contrary in the Agreement Between Owner and Contractor and these General Conditions, the Contractor shall warrant for a period of not less than one (1) year from the date of recording of the notice of completion of the Work that the building shall be watertight and leak-proof at every point and in every area, except where leaks can be attributed to damage to the building by external forces beyond Contractor's control. The Contractor shall, immediately upon notification by the Owner of water penetration, determine the source of water penetration, and at its own expense, do any work necessary to make the building watertight. The Contractor shall also, at its own expense, repair or replace any other damaged material, finishes, and furnishings, damaged as a result of the water penetration, to return the building to its original condition.

    3.5.3 The Contractor acknowledges that the Owner may freely assign all warranties and guarantees from the Contractor and any Subcontractors and materialmen, including the warranty set forth in subparagraph 3.5.1. The Owner and Owner's assignees shall have the benefit of, on a non-exclusive basis, any and all warranties and guarantees with respect to the design, materials, construction and workmanship of the Work, together with all other rights and claims the Owner may have against the Contractor, Subcontractors and materialmen or from applicable insurance policies.

    3.6 TAXES

    3.6.1 As part of the contract sum Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

    3.7 PERMITS, FEES AND NOTICES

    3.7.1 Unless otherwise provided in the Contract Documents, the Owner shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

    3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

    3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

    3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

    3.8 ALLOWANCES

    3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition, Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    employ persons or entities to whom the Contractor has reasonable objection. Any employee of Contractor or its Subcontractors deemed by Owner, in its sole and reasonable judgment, to be objectionable, shall be removed from the Site immediately upon Owner's request and must be promptly replaced by Contractor at no extra expense to Owner.

    3.8.2 Unless otherwise provided in the Contract Documents:

        .1 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

        .2 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the allowances;

        .3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.1 and (2) changes in Contractor's costs under Clause 3.8.2.2.

    3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

    3.9 SUPERINTENDENT

    3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

    3.10 CONTRACTOR'S CONSTRUCTION SCHEDULES

    3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

    3.10.2 The Contractor shall prepare and keep current, for the Architect's review a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

    3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect. Owner shall have the right to order Contractor to work its personnel and/or the personnel of Subcontractors overtime in the event Owner reasonably determines that Contractor has not completed so much of the Work as should be completed by such time according to the Owner-approved construction schedule. Such overtime work shall continue until such time as the Work has progressed so that it complies with the stage of completion required by the Owner-approved Construction Schedule. The additional cost of such overtime work ' shall be included in the GMP.

    3.11 DOCUMENTS AND SAMPLES AT THE SITE

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

    3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

    3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

    3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

    3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

    3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

    3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect or Owner without action. Where required, samples shall be submitted by and at the expense of Contractor. Such submittals shall be made not less than thirty
    (30) calendar days prior to the time that the materials represented by such samples are needed for incorporation into any Work or incorporation into any aspect of the Work requiring manufacture, fabrication, etc. prior to such materials being incorporated into the Work. Samples shall be subject to Owner's review and materials represented by such samples shall not be manufactured, delivered to the Site or incorporated into any Work without such review. Each sample must bear a label showing Owner's name, name of the item, manufacturer's name, and reference to the appropriate drawing, technical specification section and paragraph number, all as applicable.

    3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

    3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal. and (1) the Architect or Owner has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

    3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

    3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor's responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

    3.13 USE OF SITE

    3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

    3.13.2 Identification signboards and notices for safety or instruction as permitted on the Site only after approval of Owner for format, location and quantity, except those required by OSHA, local, state and federal regulations.

    3.13.3 Contractor must provide proper and adequate drainage for its construction, storage, parking and fabrication areas, including the necessary piping for disposal to ditches or sewers. Temporary drainage facilities must be removed upon completion of the Work unless Owner directs to have the facilities left in place. Contractor must furnish and place any necessary surfacing material to avoid loss of time due to muddy conditions.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    3.14 CUTTING AND PATCHING

    3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

    3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work. Contractor shall establish the location and extent of service lines in the area of the Work, including calling local utilities prior to any digging and immediately notify Owner of Contractor's findings, confirming such findings in writing, before commencing Work, Contractor must take all precautions to ensure that there are no unknown service lines; where Work involves breaking into or connecting to existing services, carry out Work at times directed by Owner; and record locations, including elevations, of maintained rerouted and abandoned service lines.

    3.15 CLEANING UP

    3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

    3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

    3.16 ACCESS TO WORK

    3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

    3.16.2 All materials and equipment furnished and Work performed must be properly inspected by Contractor at its expense, and shall, at all times, also be subject to further inspection by Owner or its authorized representatives, which representatives shall be afforded full and free access to places of business of Contractor and its Subcontractors and suppliers for such further inspection. Contractor shall provide safe and adequate facilities, Drawings, documents and samples as requested, and provide assistance, access and cooperation, including stoppage of Work, to perform such examination as may be necessary to determine compliance with the requirements of the Contract Documents. Any Work covered prior to any inspection or test by Owner which was required to have been witnessed by Owner by either Contract Documents or by Owner's prior written notice, shall be uncovered and replaced at the expense of Contractor. Failure of Owner to make such further inspection to discover defective design, materials, or workmanship shall not relieve Contractor of its obligations to reject or require the correction of defective Work in accordance with the provisions of the Contract Documents.

    3.16.3 If any Work is determined by Owner to be defective or not in conformance with the Contract Documents. Contractor shall be notified in writing and shall, at Contractor's expense, immediately remove and replace or correct such defective Work. If Owner prefers to accept Work that is not in conformity with the requirements

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    of the Contract Documents. Owner may do so instead of requiring its removal, replacement or correction, in which case the Contract sum shall be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made, and if so, Contractor shall immediately pay to Owner the amount of such adjustment.

    3.17 ROYALTIES, PATENTS AND COPYRIGHTS

    3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has knowledge that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect or Owner.

    3.18 INDEMNIFICATION

    3.18.1 To the fullest extent permitted by law the Contractor shall indemnify and hold harmless the Owner, Development Manager, Project Lender and their agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

    3.18.2 In claims against any person or entity indemnified under this Paragraph 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE 4 ADMINISTRATION OF THE CONTRACT

    4.1 ARCHITECT

    4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

    4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the o Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the former Architect.

    4.2 ARCHITECT'S ADMINISTRATION OF THE CONTRACT

    4.2.1 The Architect will provide assistance in the administration of the Contract as described in the Contract Documents. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

    4.2.2 The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Contractor's operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

    4.2.3 The Architect will not be responsible for the Contractor's failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

    4.2.4 Communications Facilitating Contract Administration. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

    4.2.5 Based on the Architect's evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

    4.2.6 The Architect will have authority to recommend that the Owner reject Work that does not conform in the Architect's opinion to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to recommend inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

    4.2.8 The Architect or Owner will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4. All Change Orders, Construction Directives, and field directives shall require the approval of the Owner in writing to be binding on the Owner.

    4.2.9 The Architect or Owner will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

    4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

    4.2.11 The Architect will review and make recommendations regarding matters concerning performance under and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement or request is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

    4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

    4.2.13

    In reviewing the quality and progress of the Work and submittals received from the Contractor, the Architect is acting solely for the convenience of the Owner. Neither the Owner nor Architect has any responsibility to assist the Contractor in the supervision or performance of the Work. Unless otherwise expressly agreed in

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    writing by the Owner in each instance, no approval as to any matter by the Owner or Architect shall in any way relieve the Contractor from its responsibility for the performance of the Work in strict accordance with the Contract Documents, except to the extent such approval is incorporated into a Change Order approved by Owner.

    4.3 CLAIMS AND DISPUTES

    4.3.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

    4.3.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect or Owner and the other party. For clarification of the foregoing, constructive notification by the claimant of the possibility of a claim to the other party, shall constitute initiation of the claim in satisfaction of the 21 day time limitation.

    4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Subparagraph 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

    4.3.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect or Owner as determined by the Owner will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect or Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect or Owner shall so notify the Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect or Owner has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial review, subject to further proceedings pursuant to Paragraph 4.4. No adjustment in the Contract Time or Contract Sum shall be permitted, however, in connection with a concealed or unknown condition that does not differ materially from those conditions disclosed or that reasonably should have been disclosed by the Contractor's (i) prior inspections, reviews, and preconstruction services for the Project, or (ii) inspections, tests, reviews, and preconstruction services that the Contractor bad the opportunity to make or should have performed in connection with the Project.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    4.3.5 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6. The Claim Notice shall itemize all claims and shall contain sufficient detail and substantiating data to permit evaluation of same by the Owner and Architect. No such claim shall be valid unless so made. Any change in the Contract Sum resulting from such claim shall be authorized by Change Order or Construction Change Directive, as the case may be.

    4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Paragraph 4.3.

    4.3.7 Claims for Additional Time

    4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim may include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

    4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions had an adverse effect on the scheduled construction.

    4.3.8 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

    4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

    4.3.10 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

        .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

        .2 damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

    This mutual waiver is applicable, without limitation, to all consequential damages due to either party's termination in accordance with Article 14. Nothing contained in this Subparagraph 4.3.10

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.

    In no event shall either party be liable to the other for special, indirect or consequential damages, including damages for economic loss, such as business interruption or loss of profits, however the same may be caused, including, without limitation, the fault, breach of contract, tort (including the concurrent or sole and exclusive negligence), strict liability or otherwise of the other party.

    4.4 RESOLUTION OF CLAIMS AND DISPUTES

    4.4.1 Decision of Architect or Owner. Claims, including those alleging an error or omission by the Architect shall be referred initially to the Architect or Owner for decision. An initial decision by the Architect, or Owner shall be required as a condition precedent to mediation, arbitration or litigation of all Claims between the Contractor and Owner arising prior to the date final payment is due, unless 30 days have passed after the Claim has been referred to the Architect or Owner with no decision having been rendered by the Owner or Architect. The Architect will not decide disputes between the Contractor and persons or entities or the Owner.

    4.4.2 The Architect or Owner will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Architect or Owner is unable to resolve the Claim if the Architect or Owner lacks sufficient information to evaluate the merits of the Claim or if the Architect or Owner concludes that, in the Architect's or Owner's sole discretion, it would be inappropriate for the Owner or Architect to resolve the Claim.

    4.4.2.1 The Owner or Architect shall provide the Contractor with written response and explanation in support of their selected action to each claim.

    4.4.3 In evaluating Claims, the Architect or Owner may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Architect or Owner in rendering a decision. The Architect may request the Owner to authorize retention of such persons at the Owner's expense.

    4.4.4 If the Architect or Owner requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either provide a response on the requested supporting data, advise the Architect or Owner when the response or supporting data will be furnished or advise the Architect or Owner that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Architect or Owner will either reject or approve the Claim in whole or in part.

    4.4.5 The Architect or Owner will approve or reject Claims by written decision, which shall state the reasons therefor and which shall notify the parties of any change in the Contract Sum or Contract Time or both. The approval or rejection of a Claim by the Architect or Owner shall be final and binding on the parties but subject to litigation.

    4.4.6 When a written decision of the Architect or Owner states that (1) the decision is final but subject to litigation and (2) a demand for arbitration of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to

(C) Copyright 1911, 1915, 1918, 1925,1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    commence litigation within said 30 days' period shall result in the Architect's or Owner's decision becoming final and binding upon the Owner and Contractor. If the Architect or Owner renders a decision after litigation has commenced, such decision may be entered as evidence, but shall not supersede arbitration proceedings unless the decision is acceptable to all parties concerned.

    4.4.7 Upon receipt of a Claim against the Contractor or at any time thereafter, the Architect or the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor's default, the Architect or the Owner may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

    4.4.8 If a Claim relates to or is the subject of a mechanic's lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect or Owner, by mediation or by arbitration.

    4.5 MEDIATION

    4.5.1

    4.5.2

    4.5.3

    4.6 ARBITRATION

    4.6.1

    4.6.2

    4.6.3

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    4.6.4

    4.6.5

    4.6.6

ARTICLE 5 SUBCONTRACTORS

    5.1 DEFINITIONS

    5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

    5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub subcontractor or an authorized representative of the Sub-subcontractor.

    5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

    5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect or Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

    5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

    5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.

    5.3 SUBCONTRACTUAL RELATIONS

    5.3.1 By appropriate written agreement the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, for including the responsibility for safety of the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

    5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

    5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

            .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

            .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

            .3 All subcontract agreements and purchase orders shall provide that they are freely assignable by the Contractor to Owner and any Lender, and every subcontract shall be written to provide that Owner shall be a third- part beneficiary of the guarantee of materials and workmanship, and free assignability thereof by Owner. It is further agreed and understood that such right of assignment is part of the consideration to the Owner for

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

                entering into the Agreement with the Contractor and may not be withdrawn prior to Final Completion.

    5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost resulting from the suspension.

ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

    6.1 OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

    6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation, and to schedule its work, and to cause Contractor to schedule the Work, in such a manner as will minimize the interference between Owner's Work and Contractor's Work, and Contractor shall cooperate with the persons performing such concurrent activities at the site. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

    6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

    6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.

    6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10,11 and 12.

    6.2 MUTUAL RESPONSIBILITY

    6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

    6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner or Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    6.2.3 The Owner shall be reimbursed by the Contractor for reasonable costs incurred by the Owner which are payable to a separate contractor because of Contractor caused delays, or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

    6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

    6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.14.

    6.3 OWNER'S RIGHT TO CLEAN UP

    6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7 CHANGES IN THE WORK

    7.1 GENERAL

    7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

    7.1.2 A Change Order shall be based upon agreement among the Owner and, Contractor, a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Owner or Architect. When submitting a Change Order, the Contractor shall include and set forth in clear and precise detail breakdown of labor and materials for all trades involved and the estimated impact on the construction schedule. The Contractor shall furnish spread sheets from which the breakdowns were prepared, plus spread sheets if requested of any Subcontractors.

    7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

    7.2 CHANGE ORDERS

    7.2.1 A Change Order is a written instrument signed by the Owner and Contractor stating their agreement upon all of the following:

            .1  change in the Work;

            .2  the amount of the adjustment, if any, in the Contract Sum; and

            .3  the extent of the adjustment, if any, in the Contract Time.

    7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

    7.3 CONSTRUCTION CHANGE DIRECTIVES

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    7.3.1 A Construction Change Directive is a written order prepared by the Architect or Owner and signed by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly. Except as permitted in Paragraph 7.3 and Subparagraph 9.7.2, a change in the Contract Sum or the Contract Time shall be accomplished only by Change Order. Accordingly, no course of conduct or dealings between the parties, nor express or implied acceptance of alterations or additions to the Work, and no claim that Owner has been unjustly enriched by any alteration of or addition to the Work, whether or not there is, in fact, an unjust enrichment to the Work, shall be the basis of any claim to an increase in any amounts due under the Contract Documents or a change in any time period provided for in the Contract Documents.

    7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

    7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

            .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

            .2 unit prices stated in the Contract Documents or subsequently agreed upon;

            .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

            .4  as provided in Subparagraph 7.3.6.

    7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the owner of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

    7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

    7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Architect or Owner on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, Contractor's Fee in the amount set forth in Section 5.1.2.1 of this Agreement. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Architect or Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

            .1 costs of labor to the extent directly attributable to the change, including ' social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;

            .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

            .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

            .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

            .5 additional costs of supervision and field or office personnel to the extent directly attributable to the change.

    7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

    7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Owner or Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

    7.3.9 When the Owner and Contractor agree with the recommendations made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective < immediately and shall be recorded by preparation and execution of an appropriate Change Order.

    7.4 MINOR CHANGES IN THE WORK

    7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

    7.4.2. The Owner will have authority to order minor changes in the Work not involving adjustment in the Contract sum or extension of the Substantial Completion Deadline and not inconsistent with the intent of the Contract Documents. Such changes shall be administered in accordance with the procedures set forth in Paragraph 7.3 hereof, except that a Construction Change Directive issued to the Contractor pursuant to this Subparagraph
    7.4.2 may or may not be signed by the Architect.

ARTICLE 8 TIME

    8.1 DEFINITIONS

    8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

    8.1.2 The dale of commencement of the Work is the date established in the Agreement.

    8.1.3 The dale of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

     8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

     8.2          PROGRESS AND COMPLETION

     8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

     8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by
     Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

     8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

     8.3          DELAYS AND EXTENSIONS OF TIME

     8.3.1

     8.3.1.1 If Substantial Completion of the Work is delayed (as demonstrated by the critical path of the Schedule) for any cause beyond the Contractor's control with the exercise of appropriate care and not attributable to any error, omission, neglect or delay of Contractor or Subcontractor, including, but not limited to, any act, neglect, delay or default of the Owner or Architect, or any employee or representative of either of them, or by any separate contractor employed by the Owner, or by any act of the City or other governmental authority not attributable to any error, omission, neglect or delay by the Contractor or any Subcontractor, or by any changes or additions to the Work, or by injunction or by government restrictions or regulations, or by any delay caused by common carrier on land or water not reasonably foreseeable by the Contractor, or by shortages of labor or materials not reasonably foreseeable by the Contractor, or by damage or delay which may arise through or by fire, explosion, lightning, earthquake, cyclone, inclement weather, flood, insurrection or war, or by the abandonment of the Work by strikes, boycotts, or by lockouts engaged thereon through no fault of the Contractor or any Subcontractor, or any other causes beyond the Contractor's control, then the Contractor shall not be held responsible or accountable for such delay and the Contractor shall have the right to submit a claim for additional time or additional direct costs, including General Condition Costs, or both, in accordance with the applicable provisions of General Conditions paragraph 4.3.

     8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

     8.3.3 Extension of time provided for the completion of the Work and changes in the Contract sum as permitted by Change Order under the Contract Documents shall be the Contractor's sole remedy for delay (except for the Contractor's right to terminate the Agreement pursuant to the provisions of
     Article 14 hereof), unless the same shall have been caused by acts constituting intentional interference by the Owner with the Contractor's performance of the Work and such acts of the Owner continue after the Contractor's notice to the Owner of such interference. The Owner's exercise of any of its rights under the Agreement, including, without limitation, its rights under Article 7 of these General Conditions to implement Change Orders, regardless of the extent or number Of such Changes, or the Owner's exercise of any of its remedies of suspension of the Work, or requirement of correction or re-execution of any defective Work, shall not under any circumstances be construed as intentional interference with the Contractor's performance of the Work.

ARTICLE 9 PAYMENTS AND COMPLETION

     9.1          CONTRACT SUM

     9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

     9.2          SCHEDULE OF VALUES

     9.2.1 Before the first Application for Payment, the Contractor shall submit to the Owner or Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy This schedule, unless objected to, shall be used as a basis for reviewing the Contractor's Applications for Payment.

     9.3          APPLICATIONS FOR PAYMENT

     9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Owner an itemized Application for Payment for operations completed in accordance with the schedule of values.

     9.3.1.1 As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

     9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

     9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

     shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

     9.3.2.1      Reference Attachment B - Stored Materials

     9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

     9.4          CERTIFICATES FOR PAYMENT

     9.4.1 The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

     9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

     9.5          DECISIONS TO WITHHOLD CERTIFICATION

     9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, but only to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's or Owner's opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

                 .1   defective Work not remedied;

                 .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

                 .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

                  4. reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

                  5.   damage to the Owner or another contractor;

                  6. reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

                  7. persistent failure to carry out the Work in accordance with the Contract Documents.

     9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

     9.6          PROGRESS PAYMENTS

     9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect. If any condition of default under the Contract Documents (including, but not limited to, those defaults set forth in Clauses 9.5.1.1 through 9.5.1.7) remains uncured as of the date of any Certificate of Payment, the Owner may withhold from the payment on that Certificate of Payment the amount the Owner reasonably believes is appropriate to protect the Owner from risk that arrises from such default until the default condition is cured. The Owner shall not be deemed in default of the Contract by reason of withholding payment while any of such defaults remain uncured.

     9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

     9.6.3

     9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

     9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

     9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

     9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

     trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

     9.7          FAILURE OF PAYMENT

     9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not for reasons other than a default on the Contract, including, but not limited to those defaults set forth in Clauses 9.5.1.1 through 9.5.1.7, pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days' written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

     9.8          SUBSTANTIAL COMPLETION

     9.8.1 The work shall be considered "substantial complete" at such time as:

                 .1 It may be occupied by Owner and used for its intended purpose, without any material impairment or interference in Owner's use thereof for its designated purposes resulting from the portions of the Work which are not fully completed or from Contractor's performance of such work as is necessary to complete the Work;

                 .2 A Certificate of Occupancy (or its equivalent under applicable laws) and all other necessary governmental approvals have been issued by the appropriate governmental authority for the occupancy and use of the completed work for its intended purposes;

                 .3 Mechanical completion has been attained and the Work may be occupied by Owner and used for its intended purpose, including the start-up and commissioning of all equipment and mechanical, electrical and process systems; and

                 .4 A comprehensive list of items to be completed or corrected (the "Punch List") has been prepared by Owner or Architect and submitted, to Contractor; provided, however, that Owner's preparation of any such Punch List shall not prevent it from adding additional items to the Punch List or modifying existing Punch List items as Owner further inspects, tests, or attempts to operate its business at the Site. The "Punch List" shall be completed within ten days after request for same by Contractor.

     9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Owner and Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work IN accordance with the Contract Documents.

     9.8.3 Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below, expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

     correct such item upon notification by the Owner or Architect. In such case, the Contractor shall then submit a request for another inspection by the Owner or Architect to determine Substantial Completion.

     9.8.4 When the Work or designated portion thereof is substantially complete, the Owner or Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

     9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

     9.9          PARTIAL OCCUPANCY OR USE

     9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Clause 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the_ Owner or Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

     9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

     9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

     9.10         FINAL COMPLETION AND FINAL PAYMENT

     9.10.1 Contractor shall notify Owner in writing when Contractor considers all Work, including, but not limited to, the Punch List, to be complete and ready for Owner's acceptance. Owner (and, if it so elects, its consultants, architects, and engineers) shall conduct such final inspections and tests as necessary to satisfy Owner that the ' Work conforms to all of the requirements of the Contract Documents. If, in Owner's opinion, the Work, or any part thereof, fails to conform to the requirements of the Contract Documents. Owner shall notify Contractor in writing, adding any such non - conforming Work to the Punch List. Immediately upon notification, Contractor must

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below, expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    take such corrective action necessary to bring the Work, or any part thereof, into conformance with the Contract Documents. Failure by Contractor to do so shall give Owner the right to terminate this Agreement for default under the provisions of this Agreement.

    9.10.2. The Work will be considered to have achieved "Final Completion" at such time as:

    .1 All items on the Punch List have been completed to the satisfaction of Owner and Contractor is in possession of Owner's written notice of acceptance of the Work, which written notice shall be deemed to have been given if Owner fails to respond to Contractor's written notification that all Punch List items have been completed within ten (10) days of Owner's receipt of such notification;"

    .2 The Work has been completed to such an extent that a proper "Notice of Completion" (or any similar document under applicable law, custom, and practice sufficient to establish an outside date for the filing of any mechanic's or materialmen's liens against the Site) may be filed with the appropriate governmental authority:

    .3 All "as-built" Drawings, warranties, guarantees, training, operations, maintenance and repair manuals, spare parts lists and suppliers, "as-built" material lists, spare materials and any other submissions required by the Contract Documents have been received and approved by Owner:

    .4 All quality assurance documentation with respect to commissioning and testing of the completed Work has been provided to and reviewed by Owner, and the quality assurance issues have been resolved to the satisfaction of
    Owner:

    .5 This Agreement has been fully performed by Contractor, except for Contractor's responsibility to correct defective or nonconforming Work of which Owner has not yet notified Contractor of Contractor's obligation to correct the same. All equipment and facilities necessary for the full, safe and continuously reliable operation of the completed Work have been properly constructed, installed, insulated and protected where required for such operation and correctly adjusted: and

    .6 A final progress payment request and a final accounting for the Contract Sum and all required supporting documentation have been submitted by Contractor and reviewed by Owner's accountants, and all other conditions to final payment set forth in the Contract Documents have been satisfied.

    9.10.3 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner or Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph
    9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976,1987, 1997 BY The American Institute of Architects, Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission OF the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    9.10.4 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by Owner, and has not recorded a claim of mechanic's lien against the Project. Contractor may furnish a bond satisfactory to Owner to indemnify Owner against such unrecorded claim of Subcontractor. If a Subcontractor has recorded a claim of mechanic's lien against the project and refuses to furnish a release or wavier required by Owner, Contractor may furnish a bond under the provisions of California Code 3143 to release the Project from the effect of such lien. In either event, once Contractor furnishes the bond no payments shall be withheld from Contractor as a result of the Subcontractor's claim or lien.

    9.10.5 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Contractor and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner or Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

    9.10.6

    9.10.7 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY

    10.1 SAFETY PRECAUTIONS AND PROGRAMS

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below . User Document: a-201 gc' s for neurocrine 9.12 - 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. Contractor shall initiate and maintain such permits and programs as may be necessary to comply with requirements set forth by the Occupational Safety and Health Administration (OSHA) and any other local, state, commonwealth and federal regulations. A Copy of all such permits shall be provided to Owner prior to commencement of Work at the Site. If OSHA permits are not required to perform Work, a letter shall be submitted to Owner prior to commencement of Work at the Site, stating that no permits are required.

10.2 SAFETY OF PERSONS AND PROPERTY

10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

        .1  employees on the Work and other persons who may be affected thereby;

        .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

        .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

    10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

    10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

    10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

    10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

    10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

    10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition, Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    10.3   HAZARDOUS MATERIALS

    10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

    10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance encountered on the Site and reasonably reported to Owner by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor's reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.

    10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Subparagraph 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.

    10.4 The Owner shall not be responsible under Paragraph 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents.

10.5 If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby reasonably incurred by Contractor.

    10.6   EMERGENCIES

    10.6.1 In an emergency affecting safety of persons or properly, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

ARTICLE 11 INSURANCE AND BONDS

    11.1   CONTRACTOR'S LIABILITY INSURANCE

    11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth in Attachment A -

(C)Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976,1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    Contractors Insurance which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

    11.1.2

    The Contractor shall, for the protection and benefit of the Owner, the Indemnitees and the Contractor and as part of Contractor's efforts to satisfy the obligations set forth in Paragraph 11.1.1, purchase and maintain in full force and effect, at all times, during the performance of the Work under the Agreement, or for such duration as required, policies of issuance in the form and substance reasonably acceptable to the Owner, which afford the coverages set forth in Attachment "A" to the Agreement. All such insurance shall be written on an occurrence basis and shall be written by a carrier or carriers acceptable to owner and meeting the general requirements set forth in Attachment "A" to the Agreement.

    11.1.3

    Certificates of insurance evidencing the required coverages, with limits not less than those specified in Attachment "A" to the Agreement, shall be delivered to the Owner in accordance with the requirements set forth in Attachment "A" to the Agreement. The coverage afforded pursuant to this
    Article 11.1 shall be primary to any valid and collectible insurance carried separately by the Owner or any of the Indemnitees.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    11.1.4 If the Contractor fails to purchase and maintain, or require to be purchased and maintained, any insurance required under this Paragraph 11.1, Owner may, but shall not be obligated to upon five (5) days' written notice to the Contractor, purchase such insurance on behalf of the Contractor and shall be entitled to reimbursement for such expense from the Contractor, including without limitation withholding the cost of such insurance from any amount due the Contractor under the Agreement.

    11.1.5 The Contractor's insurance requirements set forth in Attachment "A" to the Agreement are incorporated into and shall supplement the insurance obligations of this Article 11 and, to the extent that any of the insurance requirements of Article 11 are in conflict therewith, the requirements in Attachment "A" shall supersede the requirements set forth in this Article 11.

    11.2   OWNER'S LIABILITY INSURANCE

    11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.

    11.3   PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE

    11.3.1 Optionally, the Owner will not require the Contractor to purchase and maintain Project Management Protective Liability insurance from the Contractor's usual sources as primary coverage for the Owner's, Contractor's and Architect's vicarious liability for construction operations under the Contract. Unless otherwise required by the Contract Documents, the Owner shall reimburse the Contractor by increasing the Contract Sum to pay the cost of purchasing and maintaining such optional insurance coverage, and the Contractor shall not be responsible for purchasing any other liability insurance on behalf of the Owner. The minimum limits of liability purchased with such coverage shall be equal to the aggregate of the limits required for Contractor's Liability Insurance under Clauses 11.1.1.2 through 11.1.1.5.

    11.3.2 To the extent damages are covered by Project Management Protective Liability insurance, the Owner, Contractor and Architect waive all rights against each other for damages, except such rights as they may have to the proceeds of such insurance. The policy shall provide for such waivers of subrogation by endorsement or otherwise.

    11.3.3 The Owner shall not require the Contractor to include the Owner, Architect or other persons or entities as additional insureds on the Contractor's Liability Insurance coverage under Paragraph 11.1.

    11.4   PROPERTY INSURANCE

    11.4.1 The Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder's risk "all-risk" or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project. The Contractor shall be named as additional insured on these policies and shall provide a minimum of 30 days notice of cancellation or material change.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects, Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    11.4.1.1 Property insurance shall be on an "all-risk" or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's and Contractor's services and expenses required as a result of such insured loss.

    11.4.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner shall bear all reasonable costs properly attributable thereto.

    11.4.1.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles.

    11.4.1.4 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

    11.4.1.5 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

    11.4.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

    11.4.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

    11.4.4 If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

    11.4.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects, Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User
Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY MADE BY USING ASA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    11.4.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days' prior written notice has been given to the Contractor.

    11.4.7 Waivers of Subrogation. The Owner and Contractor waive all rights against (i) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Paragraph 11.4 or other properly insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

    11.4.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.4.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

    11.4.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.6. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.

    11.4.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power; if such objection is made, the dispute shall be resolved as provided in Paragraphs 4.5 and 4.6. The Owner as fiduciary shall, in the case of arbitration, make settlement with insurers in accordance with directions of the arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

    11.5

    11.5.1

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
A-201 gc's for neurocrine 9.12 - 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    11.5.2

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK

    12.1 UNCOVERING OF WORK

    12.1.1 If a portion of the Work is covered contrary to the Owner or Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Owner or Architect, be uncovered for the Owner or Architect's examination and be replaced at the Contractor's expense without change in the Contract Time.

    12.1.2 If a portion of the Work has been covered which neither the Owner nor Architect has not specifically requested to examine prior to its being covered, the Owner or Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

    12.2 CORRECTION OF WORK

    12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

    12.2.1.1 The Contractor shall promptly correct Work or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

    12.2.2 AFTER SUBSTANTIAL COMPLETION

    12.2.2.1 In addition to the Contractor's obligations under Paragraph 3.5, if, within-one year after the dale of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents (including the warranty set forth in Section 3.5.3, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Paragraph 2.4.

   12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

   12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2.

(C)Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966,
1967, 1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

    12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

    12.2.5 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

    12.3 ACCEPTANCE OF NONCONFORMING WORK

    12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS

    13.1 GOVERNING LAW

    13.1.1 The Contract shall be governed by the law of the place where the Project is located.

    13.2 SUCCESSORS AND ASSIGNS

    13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract. Owner has specifically contracted for the services of Contractor and, therefore, Contractor may not assign or delegate Contractor's obligations under this Agreement, either in whole or in part, without the prior written consent of Owner, which may be granted or withheld in the sole and absolute discretion of Owner. Any attempt by Contractor to assign or delegate this Agreement, in whole or in part, without Owner's prior written consent, shall be voidable at the option of Owner. Owner may assign this Agreement at any time without the prior consent of Contractor. Notwithstanding the foregoing provisions of this Section, Contractor hereby agrees to promptly execute any and all documents which may be reasonably requested by any lender respecting the assignment of this Agreement or Owner's rights and obligations thereunder, in whole or in part, and Contractor shall be bound thereby.

    13.2.2 The Owner may, with consent of the Contractor collaterally, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents only if the lender forecloses on its collateral assignment or surety interests. The Contractor shall execute all consents reasonably required to facilitate such assignment.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D407.

This document has been approved and endorsed by The Associated General Contractors of America.

    13.3 WRITTEN NOTICE

    13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail, or facsimile machine, or e-mail to the last business address known to the party giving notice.

    13.4 RIGHTS AND REMEDIES

    13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

    13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

    13.5 TESTS AND INSPECTIONS

    13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Owner shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Contractor, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals upon receipt of written request. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

    13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Owner or Architect will, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner or Architect of when and where tests and inspections are to be made so that the Owner or Architect may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

    13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses shall be at the Contractor's expense.

    13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Owner or Architect.

    13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

    13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

    13.6 INTEREST

    13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

    13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

    13.7.1 As between the Owner and Contractor:

        .1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

        .2 Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

        .3 After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

13.8 Owner shall furnish Contractor information, including, but not limited to, plans, drawings, prints and/or specifications for Contractor to use as required in the proper performance of Contractor's Work. Any information furnished to or learned by Contractor in performance of its Work relating to Owner's processes, techniques, methods, ideas, discoveries, developments, records, contract terms, or financial condition including without limitation, the aforementioned plans, drawings, prints, and/or specifications, shall be deemed "Confidential Information." Contractor agrees to retain, and shall require any of its affiliated companies, employees, subcontractors, Contractor's Subcontractors and any other parties entering into agreements with Contractor with respect to the Work to retain, in strict confidence and not permit to be disclosed to others any Confidential Information or any works derived from such information. Contractor's confidentiality obligations shall not extend to information: (a) which is a part of the any obligations under this Section: (b) which Contractor can show through its written records was in its possession prior to disclosure to Contractor by Owner: (c) which is Information: or (d) which was disclosed to Contractor by a third party who is not under an obligation to Owner to hold it in confidence, with the understanding that this exclusion shall only allow use of such disclosed information in the pursuit and performance of projects with such third party. In the event Contractor becomes legally compelled to disclose any Confidential Information, it shall provide Owner with notice thereof so Owner is provided an opportunity to obtain a protective order or other appropriate remedy, and obtain reliable assurance that such information shall be accorded confidential treatment. Contractor shall treat the

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc's for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

obligations set forth in this Section as continuing obligations that survive the completion or termination of performance under this Agreement for a period of five (5) years and shall take all necessary steps to ensure compliance with this provision by Contractor's Subcontractors and employees. Contractor agrees to return all such Confidential Information, including, but not limited to, all originals and copies (if any) of plans, drawings, prints, and/or specifications, whether supplied by owner or developed for Owner, immediately upon request by Owner or upon completion of Contractors performance hereunder, except that Contractor shall be entitled to retain one copy of all documents for its private records.

ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT

    14.1   TERMINATION BY THE CONTRACTOR

    14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub- subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

        .1 issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

        .2 an act of government, such as a declaration of national emergency which requires all Work to be stopped;

        .3 because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate ' for Payment within the time stated in the Contract Documents; or

        .4 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

    14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

    14.1.3 If one of the reasons described in Subparagraph 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

    14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

    14.2   TERMINATION BY THE OWNER FOR CAUSE

    14.2.1 The Owner may terminate the Contract if the Contractor:

        .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

        .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

        .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

        .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

        .5 persistently disregards the instructions of the Architect, Owner's Representative or the Owner (when such instructions are based on the requirements of the Contract Documents);

        .6 is adjudged a bankrupt or insolvent, or make a general assignment for the benefit of the Contractor's creditors, or a trustee or receiver is appointed for the Contractor or for any of its property, or files a petition to take advantage of any debtor's act, or to reorganize under bankruptcy or similar laws; or

        .7  otherwise does not fully comply with the Contract Documents.

    14.2.2 When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

        .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

        .2  accept assignment of subcontracts pursuant to Paragraph 5.4; and

        .3 finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

    14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

    14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

    14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

    14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

    14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

        .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

        .2 that an equitable adjustment is made or denied under another provision of the Contract.

    14.4 TERMINATION BY THE OWNER FOR CONVENIENCE

    14.4.1 The Owner may, at any time, terminate the Contract for the Owner's convenience and without cause.

    14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Contractor shall:

        .1  cease operations as directed by the Owner in the notice;

        .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

        .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

    14.4.3 In case of such termination for the Owner's convenience, the Contractor shall be entitled to receive payment for Work executed or suitably stored, and costs incurred by reason of such termination, along with overhead and profit on the Cost of the Work executed or suitably stored.

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: a-201 gc' s for neurocrine 9.12 -- 9/19/2003. AIA License Number 1106029, which expires on 3/28/2004.

[AIA LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

                     ATTACHMENT A - CONTRACTOR'S INSURANCE

             TO GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                               SEPTEMBER 19, 2003

         1. Required Coverage. The Contractor shall maintain in effect, at all times during the performance of the Work under the Agreement, not less than the following coverage and limits of insurance which shall be maintained under forms of policies satisfactory to the Owner.

         1.1 Worker's Compensation and Employer's Liability Insurance. Worker's Compensation insurance shall be provided as required by any applicable law or regulation, covering all employees to the Contractor. Employer's Liability insurance shall be provided with liability limits of not less than $1,000,0000.

         1.2 General Liability Insurance. The Contractor shall carry Commercial General Liability insurance covering operations by or on behalf of the Contractor, providing insurance for bodily injury including death and property damage and including coverage for:

                  1.       Premises and operations;

                  2.       Products liability and products completed operations

                  3. Broad form contractual liability insuring the obligations assumed by the Contractor in this Agreement;

                  4. Broad from property damage (including completed operations);

                  5. Explosion, collapse and under ground hazards (X.C.U.); (if applicable)

                  6.       Personal injury liability;

                  7.       Owner's and Contractor's protective liability.

         The Contractor shall provide an Occurrence form of Commercial General Liability policy, and the limits of liability shall be not less than:

         $5,000,000 each occurrence (combined single limit for bodily injury and property damage)
         $5,000,000 for personal injury liability
         $5,000,000 aggregate for products-completed operations
         $5,000,000 general aggregate

         The owner shall be named as additional insured under each commercial liability insurance policy.

         1.3 Automobile Liability Insurance. The Contractor shall carry commercial automobile owned, hired and non-owned automobiles. The limits of liability shall be not less than $1,000,000 combined single limit each accident for bodily injury and property damage.

         2. Certificates. Certificates of Insurance, as evidence of the insurance required by This Agreement shall be delivered by the Contractor to the Owner and to each additional insured before any work is commenced. The Certificates of Insurance shall provide that there will be no cancellation to the Owner and each additional insured without 30 days written notice.

                     ATTACHMENT A - CONTRACTOR'S INSURANCE

             TO GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                               SEPTEMBER 19, 2003

         3. Insurance Requirements for Subcontractors. The Contractor shall insure that each Subcontractor performing any portion of the Work, regardless of the tier of the subcontract, shall procure and maintain the insurance coverage's required pursuant to Section 1 above in like form applicable to the Contractor as set forth therein (except that the limits set forth in Section 1 may be reduced to not less than $1,000,000), shall provide the Certificates of Insurance required pursuant to Section 2, and shall satisfy the requirements of Section 3 relating to additional insured.

         4. Professional Liability Exposures. The Owner acknowledges that the Contractor will not provide Professional Errors and Omissions Insurance as the Contractor in his role of Contractor if not acting as an Architect or Engineer. Professional Liability Insurance in forms and amounts acceptable to the Contractor shall be carried if the Contractor is to provide design services to the Project. Evidence of coverage in the form of a Certificate of Insurance shall be provided to the Contractor prior to the start of work.

         5. Property Insurance. If the Owner has not provided acceptable evidence of property insurance coverage required herein at the start of Work, then the Contractor may obtain such coverage and the cost therefore shall become a cost reimbursable item.

         6. General Requirements. General liability and umbrella policies of insurance required hereunder shall be written by companies authorized to do business in California and rate A-VII or better in Best's Insurance Guide.

                  All policies of insurance obtained by Contractor shall be primary and non-contributing and shall contain a waiver of subrogation in favor of the Owner.

                        ATTACHMENT B - STORED MATERIALS

             TO GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                               SEPTEMBER 19, 2003

         In addition, payment for materials and equipment stored on or of the site shall be conditioned on Owner's lender approving disbursements for such stored materials and equipment. Owner's load documents may include a provision to the following effect: "Lender shall have the right to specifically approve or disapprove, in its absolute judgment, all Disbursements for Stored Materials. Owner's approval shall not be unreasonably withheld. For the purpose of this Section, "Stored Materials" shall mean materials purchased or to be purchased by Borrower or the General Contractor or any subcontractor at the date of a request for Disbursement but not yet installed or incorporated into the Project. Without limiting Lender's approval rights as set forth above in this Section, Lender will not approve disbursements for Stored Materials until Borrower supplies to Lender: (a) evidence satisfactory to Lender that the Stored Materials are or shall be included in the coverage of the insurance policies required by the Loan Documents; (b) evidence satisfactory to Lender from the seller of fabricator of the Stored Materials certifying that upon payment, ownership thereof will vest in Borrower free of any liens or claims of third parties; and (c)
         (i) evidence satisfactory to Lender that the Stored Materials are or shall be satisfactory stored on the Project to protect against theft or damage, or (ii) if the Stored Materials are not stored or shall not be stored on the project, then (A) evidence satisfactory to Lender that the Stored Materials are or shall be stored in a bonded warehouse or storage yard approved by Lender, and that the warehouse yard has been notified that Lender has a security interest in the subject Stored Materials, and (B) Lender shall have or will have received from Borrower the original warehouse receipt. With Lender's prior written approval, Stored Materials for which funds have been disbursed by Lender hereunder may be stored in the yard or warehouse of the seller or fabricator, subject to satisfaction of conditions (a) and (b) in this Paragraph, and provided further that Lender receives satisfactory evidence that the Stored Materials are protected against theft and damage, have been suitably identified as belonging to Borrower for use in the Project and that such seller has been notified of the security interest of Lender therein."